[front cover]

Annual Report
October 31, 1998

[cover graphics: acorn, column, graduation cap, handshake]

     Galaxy Tax-Free Bond Funds

     Galaxy Funds

Galaxy Tax-Exempt Bond Fund

Galaxy New Jersey Municipal
Bond Fund

Galaxy New York Municipal
Bond Fund

Galaxy Connecticut Municipal
Bond Fund

Galaxy Massachusetts Municipal
Bond Fund

Galaxy Rhode Island Municipal
Bond Fund

                                                             [Galaxy Funds logo]

----------
CHAIRMAN'S
MESSAGE
----------

Dear Shareholder:

      Enclosed is the performance report for the Galaxy Tax-Free Bond Funds, which covers the fiscal year ended October 31, 1998. This report includes a Market Overview that discusses the key economic and market trends affecting your investments over this time, as well as individual Portfolio Reviews that describe the strategies Fleet Investment Advisors used in this environment. In the pages that follow, you will find separate financial statements and financial highlights for each Fund and a list of Fund investments as of October 31, 1998.

      The fiscal year brought many dramatic changes to the bond market. Despite continued economic strength, inflation remained low. With signs that growth was slowing, the Federal Reserve reduced interest rates twice near the end of the period ended October 31, 1998. In this climate, bond prices rallied for much of the year and yields moved lower.

      The possibility for slower growth came largely from increasing economic problems in Asia and other emerging markets. With expectations for lower corporate earnings, investors from many parts of the world looked to U.S. Treasury securities for safety. In this "flight to quality," stock prices experienced a sharp correction, and gains for other fixed-income securities -- including municipal bonds -- lagged increasingly behind those for Treasuries. Price gains for municipals also suffered as lower interest rates increased the supply of issues.

      During this time we emphasized quality municipal bonds with strong credit characteristics. We also gave added attention to municipals that offered good value and could make the most of a bond market rally. These strategies helped the Galaxy Tax-Free Bond Funds perform well against other funds with similar investment objectives.

      Given the strong fluctuations in stocks and bonds over the last few months, this may be a good time to rebalance your investments. By restoring your portfolio to its original allocations, you improve the chance that it is properly diversified. Diversification, as experienced investors know, can help to minimize investment risk. You can further limit risk by maintaining your long-term investment plan and by using strategies like dollar-cost averaging -- in which you invest the same amount of money at regular intervals, in good times and bad.

      Your investment professional can help you implement these and other risk-reduction techniques. If you have any questions about the information in this report, please contact the Galaxy Information Center at 1-877-BUY-GALAXY (289-4252), or visit our Investment Specialists located at Fleet branches.

      Sincerely,

  /s/ Dwight E. Vicks, Jr.
      Dwight E. Vicks, Jr.
      Chairman of the Board of Trustees

[start sidebar]

Mutual Funds:

[bullet] are not bank deposits
[bullet] are not FDIC insured
[bullet] are not obligations of Fleet Bank
[bullet] are not guaranteed by Fleet Bank
[bullet] are subject to investment risk including possible loss of principal amount invested

[end sidebar]

---------------
MARKET OVERVIEW
---------------

TAX-FREE BOND MARKET OVERVIEW
By Fleet Investment Advisors Inc.

[start sidebar]
"Bonds rallied as
foreign economic
problems clouded the
outlook for U.S.
economic growth, and
the Federal Reserve
(the "Fed") cut
short-term interest
rates on two
different occasions
by a total of 50
basis points. Low
inflation, a
decreased supply of
Treasury securities
and the flight of
investors from
stocks into safer
investments also
helped bonds
advance."
[end sidebar]

      Bond prices traded in a narrow range for much of the fiscal year ended October 31, 1998, and then rose sharply during the last four months of the period. Bonds rallied as foreign economic problems clouded the outlook for U.S. economic growth, and the Federal Reserve (the "Fed") cut short-term interest rates on two different occasions by a total of 50 basis points. Low inflation, a decreased supply of Treasury securities and the flight of investors from stocks into safer investments also helped bonds advance.

      Although municipal bonds participated in the rally, they underperformed Treasury issues for most of the period. This was due largely to the low interest rates, which encouraged the issuance of new municipal debt, which in turn dampened the demand for municipals.

Interest Rates Plummet

      By the end of 1997 the annual rate of inflation was about 2.2%, 30-year Treasury bonds were yielding 6.15% and the Bond Buyer Index (a market benchmark for municipal bonds) had a yield of 5.40%. During the fourth quarter of 1997, the gross domestic product ("GDP"), which measures the production of U.S. goods and services, grew to an annual rate of 3.7%. Although employment remained strong, keeping upward pressure on wages, inflation fell to an annual rate of 1.9% by year's end.

      Overseas, the emerging economies of Asia continued the downward spiral that began in the summer of 1997. Believing this could threaten U.S. exports and growth, investors waited for the Fed to cut interest rates. Meanwhile, a flight to quality drove the world's investors into U.S. Treasury securities. In this climate, the yield for long-term Treasuries fell to 5.69% by the middle of January 1998 -- the lowest level since 30-year bonds were introduced in 1977.

      In 1998's first quarter, inflation dropped to an annual rate of 1.4% due largely to a steep drop in energy prices. With a flood of cash from Asia, lower import prices, and con-

Performance At-A-Glance

Average Annual Returns as of October 31, 1998
Trust Shares

[start bar charts]

Tax-Exempt Bond Fund
Inception Date 12/30/91

1 year         7.85%
3 years        6.87%
5 years        5.73%
Life of Fund   7.09%

New Jersey Municipal Bond Fund
Inception Date 4/3/98

Life of Fund   4.48%

New York Municipal Bond Fund
Inception Date 12/31/91

1 year         7.82%
3 years        6.84%
5 years        5.55%
Life of Fund   6.85%

Connecticut Municipal Bond Fund
Inception Date 3/16/93

1 year         7.81%
3 years        6.79%
5 years        5.61%
Life of Fund   6.02%

Massachusetts Municipal Bond Fund
Inception Date 3/12/93

1 year         7.42%
3 years        6.57%
5 years        5.37%
Life of Fund   5.73%

[end bar charts]

---------------
MARKET OVERVIEW
---------------

[start sidebar]
"The Fed reduced
short-term rates by
25 basis points on
September 29, 1998.
This helped drive
30-year Treasury
yields to 4.71% by
October 5, 1998."
[end sidebar]

tinued gains for U.S. stocks, U.S. growth in GDP reached an annual rate of 5.5%. This reduced the chance of a rate cut, which sent bond yields higher.

      As Asia's troubles spread to Japan and dampened earnings for U.S. firms, GDP growth slowed to an annual rate of 1.6% in the second quarter of 1998. However, with consumer spending still strong, and inflation modest, stock prices continued to rally. This caused the Fed to suggest it might have to raise interest rates to keep stocks from overheating the economy. In this environment of economic uncertainty, bonds traded in a narrow range.

      By June, with further evidence that U.S. growth was slowing, bonds resumed their advance. The rally continued into the third quarter of 1998. Although U.S. GDP grew at an annual rate of 3.9%, economic turmoil in the emerging economies of Russia and Latin America prompted fears of a worldwide recession. As a result, investors sought safety, demand for Treasuries rose, and the market began to anticipate a cut in interest rates again.

      The Fed reduced short-term rates by 25 basis points on September 29, 1998. This helped drive 30-year Treasury yields to 4.71% by October 5, 1998. Demand for corporate bonds and even issues of U.S. government agencies dried up with growing credit quality concerns. On October 15, 1998, the Fed reduced rates by another 25 basis points to dampen the impact of a developing credit crunch.

      As the threat of a worldwide recession ebbed, and the Japanese yen improved against the U.S. dollar, long-term Treasury yields edged higher. At the close of the reporting period, 30-year Treasuries were yielding 5.16%. With the Bond Buyer Index bearing a yield of 5.13%, municipal yields had reached an historically high percentage versus yields for Treasuries of comparable maturities.

[start bar charts]

Performance At-A-Glance

Average Annual Returns as of October 31, 1998
Retail A Shares*

Tax-Exempt Bond Fund
Inception Date 12/30/91

1 year         3.57%
3 years        5.26%
5 years        4.73%
Life of Fund   6.35%

New Jersey Municipal Bond Fund
Inception Date 4/3/98

Life of Fund   0.43%

New York Municipal Bond Fund
Inception Date 12/31/91

1 year         3.63%
3 years        5.27%
5 years        4.58%
Life of Fund   6.13%

Connecticut Municipal Bond Fund
Inception Date 3/16/93

1 year         3.52%
3 years        5.24%
5 years        4.63%
Life of Fund   5.14%

Massachusetts Municipal Bond Fund
Inception Date 3/12/93

1 year         3.19%
3 years        5.03%
5 years        4.42%
Life of Fund   4.89%

Rhode Island Municipal Bond Fund
Inception Date 12/20/94

1 year         3.28%
3 years        5.41%
Life of Fund   7.11%

*Return figures have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995.

[end bar charts]

---------------
MARKET OVERVIEW
---------------

Adding Income and Price Gains

      During this time we tried to add municipal bonds to the portfolios of the Galaxy Tax-Free Bond Funds that would perform well in a falling interest rate environment. Near the end of 1997, we bought municipals with lower coupons that were selling at discounted prices and we also added longer-term bonds to our portfolios. Both investments performed well as bonds rallied at the end of year.

      When the extra value in lower-coupon issues became exhausted at the start of 1998, we swapped into municipals with higher coupons. These issues, along with the longer maturities, performed well when bonds rallied later in the year.

      Throughout the period we emphasized municipals with strong credit fundamentals. We also increased investments in municipals that could not be called in for refinancing by their issuers. These securities outperformed as rates fell and helped reduce the volatility of returns for the Funds.

Reduced Supplies Likely

      With U.S. trade, manufacturing, and consumer confidence now easing, we think U.S. earnings are likely to shrink in the months ahead. This could slow GDP growth in the first half of 1999. To keep economies growing at home and abroad, the Fed may have to cut interest rates further. In this climate, bond prices could continue to rally -- perhaps with periods of significant volatility.

      In 1999, returns for municipals may benefit from an easing in supply. In this environment, with municipal yields historically high versus yields for Treasuries, we will remain focused on noncallable municipals with premium coupons and strong credit fundamentals. For now, we plan to maintain our current maturity structure.

[start bar charts]

Performance At-A-Glance

Average Annual Returns as of October 31, 1998
Retail B Shares*

One year returns before contingent
deferred sales charge deducted.             6.95%

One year returns after contingent
deferred sales charge deducted as if
shares were redeemed at the end of
period.                                     1.95%

Life of fund returns before contingent
deferred sales charge deducted.             5.56%

Life of fund returns after contingent
deferred sales charge deducted as if
shares were redeemed at end of period.      4.52%

[end bar charts]


* Retail B Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years.

-----------------
PORTFOLIO REVIEWS
-----------------

GALAXY TAX-EXEMPT BOND FUND

By Glenn Migliozzi
Member, Tax-Exempt Investment Policy Committee

[photo: Glenn Migliozzi]

      With more than half of new municipal bonds having insurance in the year ended October 31, 1998, much of the credit risk municipals carry shifted to bond issuers. Meanwhile, a strong economy boosted state and local tax collections, which helped municipal balance sheets. The Galaxy Tax-Exempt Bond Fund outperformed in this environment, as we continued to emphasize issues with strong credit fundamentals, premium coupons, longer maturities and good call protection.

      During the reporting period the Fund's Trust Shares earned a total return of 7.85%. Over the same time, Retail A Shares had a total return of 7.60% before deducting the maximum 3.75% front-end sales charge, and Retail B Shares had a total return of 6.95% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge and the chart on page 3 for returns after deducting the contingent deferred sales charge.)

      Over the same time, the average general municipal bond fund followed by Lipper Analytical Services ("Lipper"), a mutual fund performance tracking service, had a total return of 7.12%, and the Lehman Brothers Municipal Bond Index had a total return of 8.02%.

[start pie chart]

Galaxy Tax-Exempt Bond Fund
Distribution of Total Net Assets as of October 31, 1998

East  36%

South  32%

North Central  15%

Pacific  8%

Mountain  4%

Other Territories  3%

Cash Equivalents &
Net Other Assets & Liabilities  2%

[end pie chart]

      On October 31, 1998, the Fund's Trust Shares had a 30-day Securities and Exchange Commission ("SEC") annualized yield of 3.97%. On the same date, Retail A Shares had a 30-day SEC annualized yield of 3.68%, and Retail B Shares had a 30-day SEC annualized yield of 3.14%. For shareholders in the 36% federal income tax bracket, these equaled taxable yields of 6.20%, 5.75%, and 4.91% respectively.

Higher Coupons, Longer Maturities

      In the final months of 1997, we found attractive opportunities in municipal bonds with lower coupons that were selling at discounted prices. Having underperformed earlier in the year, these issues outperformed as interest rates fell at year's end. The emphasis on longer-term issues continued to benefit the Fund when bonds rallied early in 1998. As yields rose in the spring, we had the opportunity to increase the Fund's income with higher-coupon municipals. The Fund's overall

[start mountain chart]

Galaxy Tax-Exempt Bond Fund
Growth of $10,000 investment*

                   Lehman          Galaxy         Galaxy          Galaxy
                  Brothers       Tax-Exempt     Tax-Exempt      Tax-Exempt
                 Municipal      Bond Fund -    Bond Fund -     Bond Fund -
                 Bond Index   Retail A Shares  Trust Shares  Retail B Shares
12/30/91         10000           9625            10000
1992             10582          10062            10455
1993             12072          11635            12089
1994             11546          11082            11515
1995             13213          12657            13084           10000
1996             13967          13167            13742            9615
1997             15465          14153            14807           10398
10/31/98         16705          15229            15970           11250

*Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on
 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on October 31, 1998. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

[end mountain chart]

-----------------
PORTFOLIO REVIEWS
-----------------

maturity structure enhanced returns as bonds rallied in the second and third quarters of 1998.

      Throughout the period, we remained committed to municipals with strong credit fundamentals and good call protection. These issues performed particularly well as the bond market rallied in the third quarter of 1998. The Fund also benefitted from our focus on states where high tax rates kept demand for tax-free income relatively strong.

Looking Ahead

      If interest rates decline further, as we expect, the Fund should continue to benefit from its emphasis on high coupons and longer maturities. As in previous months, we will continue to look for noncallable issues from states with strong demand for tax-free income.

GALAXY NEW JERSEY MUNICIPAL BOND FUND

By Glenn Migliozzi
Member, Tax-Exempt Investment Policy Committee

      The Galaxy New Jersey Municipal Bond Fund seeks a high level of current interest income that is exempt from federal income tax and, to the extent possible, from New Jersey personal income tax. To achieve this objective, the Fund invests primarily in securities issued by state and municipal government agencies or other issuers of tax-exempt debt in New Jersey.

      From the Fund's inception on April 3, 1998 through October 31, 1998, its Trust Shares had a total return of 4.48%. Over the same time, Retail A Shares had return of 4.34% before deducting the maximum 3.75% front-end sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge.) The Lehman Brothers Municipal Bond Index had a total return of 4.64% for the same period.

      On October 31, 1998, the Fund's Trust Shares had a 30-day SEC annualized yield of 3.55%. On the same date, the Fund's Retail A Shares had a 30-day SEC annualized yield of 3.40%. This equaled a taxable yield of 5.55% and 5.31%, respectively, for taxpayers in the 36% federal income tax bracket who live in the State of New Jersey.

Attention to Income

      As we launched the Fund in April of 1998, the direction of the economy was uncertain. In order to generate strong income for shareholders, we bought municipals with coupons of 5% or higher and maturities of 10 to 20 years. We felt these issues could also help protect the value of Fund shares if the economy continued to grow rapidly and bond prices weakened.

      In choosing the Fund's investments we bought a diverse mix of state and local general obligation bonds and revenue bonds. By

[start pie chart]

Galaxy New Jersey Municipal Bond Fund
Distribution of Total Net Assets as of October 31, 1998

New Jersey  92%

Other Territories and
Net Other Assets & Liabilities  6%

Cash Equivalents  2%

[end pie chart]

-----------------
PORTFOLIO REVIEWS
-----------------

emphasizing securities that could not be called in by their issuers, we hoped to further enhance the Fund's performance. During this year's volatile market, a focus on municipals with strong credit fundamentals helped the Fund's performance.

Well Positioned for Lower Interest Rates

      The Fund should continue to benefit in the months to come from its emphasis on quality, high coupon issues with good call structure. If interest rates continue to decline, as we expect, the portfolio should maintain a strong income stream. As before, we plan to look for opportunities to invest in municipals that offer good value -- while maintaining a diversified mix of securities.

[start mountain chart]

Galaxy New Jersey Municipal Bond Fund
Growth of $10,000 investment*

                                           Galaxy
                                         New Jersey       Galaxy
                                         Municipal      New Jersey
                   Lehman Brothers       Bond Fund -    Municipal
                    Municipal Bond        Retail A      Bond Fund -
                        Index              Shares      Trust Shares
4/3/98                10,000               9,625         10,000
10/31/98              10,464              10,043         10,448

*Since inception on 4/3/98. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund. Results for the index are calculated since 4/30/98 because the index returns are calculated at month-end only.

[end mountain chart]

GALAXY NEW YORK MUNICIPAL BOND FUND

By Glenn Migliozzi
Member, Tax-Exempt Investment Policy Committee

      Supplies of municipals were heavy in the State of New York in the past year, as the strong economy led to an upgrade for credit ratings of several large issuers. By emphasizing investments with high coupons, longer maturities, and good call protection, we provided the Galaxy New York Municipal Bond Fund with a solid stream of income and healthy price gains. This helped the Fund earn a total return that outpaced the average annual return for other funds in its class.

      For the fiscal year ended October 31, 1998, the Fund's Trust Shares had a total return of 7.82%. During the same time, Retail A Shares returned 7.65% before deducting the maximum 3.75% front-end sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge.) Over this period the average New York tax-exempt bond fund tracked by Lipper returned 7.34%, and the Lehman Municipal Bond Index returned 8.02%.

      On October 31, 1998, the Fund's Trust Shares had a 30-day SEC annualized yield of 3.74%. On the same date, Retail A Shares had a 30-day SEC annualized yield of 3.45%. These are the same as taxable yields of 5.84% and 5.39%, respectively, for shareholders in

[start pie chart]

Galaxy New York Municipal Bond Fund
Distribution of Total Net Assets as of October 31, 1998

New York  96%

Cash Equivalents  1%

Net Other Assets & Liabilities  1%

Pennsylvania  1%

Other Territories  1%

[end pie chart]

-----------------
PORTFOLIO REVIEWS
-----------------

the 36% federal income tax bracket who live in the State of New York.

Increasing Income and Appreciation

      When the period began in November 1997, we were swapping investments with coupons near market rates for issues with coupons slightly below market rates that were selling at discounted prices. In the months that followed we also added longer-term issues to the portfolio. These strategies helped Fund returns as interest rates fell.

      The investments in longer-term issues further enhanced returns when bonds rallied early in 1998. When bond prices fell in the spring, we offset the underperformance of longer maturities with premium-coupon issues that had shorter maturities. This portfolio structure continued to enhance returns as bond prices rose in the second and third quarters of 1998.

      The Fund also benefited from our commitment to municipals with strong credit fundamentals. With investors focused on quality in the third quarter, these issues performed especially well. As before, we emphasized issues that had good call protection.

[start mountain chart]

Galaxy New York Municipal Bond Fund
Growth of $10,000 investment*

                                                   Galaxy
                                                  New York       Galaxy
                                     Lehman      Municipal      New York
                                    Brothers     Bond Fund -   Municipal
                                   Municipal      Retail A     Bond Fund -
                                   Bond Index      Shares     Trust Shares
12/31/91                           10000           9625          10000
1992                               10582           9993          10383
1993                               12072          11558          12009
1994                               11546          10870          11294
1995                               13213          12395          12901
1996                               13967          12928          13488
10/31/97                           15465          13954          14590
10/31/98                           16705          15021          15731

*Since inception on 12/31/91. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

[end mountain chart]

Anticipating Further Rate Declines

      We believe these strategies will continue to serve the Fund well in months to come. Should interest rates fall further, as we expect, municipals with longer maturities, high coupons, and good call protection should again outperform. As economic uncertainty brings volatility in bond prices, we plan to take advantage of changes in yield spread relationships among municipal credits to add value to the portfolio.

GALAXY CONNECTICUT MUNICIPAL BOND FUND

By Glenn Migliozzi
Member, Tax-Exempt Investment Policy Committee

      Although interest rate declines of the past year led to increased supplies of municipal bonds elsewhere in the country, municipal supplies in Connecticut remained relatively light. This provided additional price support to investments in the Galaxy Connecticut Municipal Bond Fund. The Fund also benefited from our emphasis on longer-

[start pie chart]

Galaxy Connecticut Municipal Bond Fund
Distribution of Total Net Assets as of October 31, 1998

Connecticut  86%

Other Territories  12%

Net Other Assets & Liabilities  1%

Cash Equivalents  1%

[end pie chart]

-----------------
PORTFOLIO REVIEWS
-----------------

term issues and our selection of coupons.

      For the fiscal year ended October 31, 1998, the Fund's Trust Shares earned a total return of 7.81%. Before deducting the maximum 3.75% front-end sales charge, Retail A Shares earned a return of 7.58%. (Please see the chart on page 2 for total returns after deducting the front-end sales charge.) During the same period, the average Connecticut municipal bond fund tracked by Lipper returned 7.19% and the Lehman Brothers Municipal Bond Index returned 8.02%.

      On October 31, 1998, the Fund's Trust Shares had a 30-day SEC annualized yield of 3.57%. On the same date, Retail A Shares had a SEC 30-day annualized yield of 3.28%. These equal taxable yields of 5.58% and 5.13%, respectively, for shareholders in the 36% federal income tax bracket who live in the State of Connecticut.

[start mountain chart]

Galaxy Connecticut
Municipal Bond Fund
Growth of $10,000 investment*

                                                      Galaxy
                                                   Connecticut        Galaxy
                                                    Municipal      Connecticut
                                Lehman Brothers     Bond Fund -     Municipal
                                 Municipal Bond      Retail A       Bond Fund-
                                     Index            Shares       Trust Shares
3/16/93                            10000                9625          10000
1993                               10697               10183          10580
1994                               10231                9532           9902
1995                               12594               10956          11413
1996                               12952               11429          11930
1997                               14776               12327          12891
10/31/98                           15961               13261          13898

* Since inception on 3/16/93. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees and other expenses incurred by the Fund. Results for the index are calculated since 3/31/93 because the index returns are calculated at month-end only.

[end mountain chart]

Longer Maturities Boost Income and
Price Gains

      At the start of the reporting period (the final months of 1997) we purchased municipals with longer maturities. We also bought issues with lower coupons that had underperformed earlier in the year and were selling at discounted prices. These additions performed well as bonds rallied at the end of the year.

      When bonds rallied early in 1998, the longer maturities continued to outperform. As bond prices fell in the spring, we took the opportunity to buy municipals with higher coupons. The attention to higher coupons and longer maturities served the Fund well when bonds rallied again in the second and third quarters of 1998.

      During the reporting period, the Fund also benefited from our emphasis on high-quality issues with top credit ratings. These issues performed especially well as credit quality became increasingly important to investors in the third quarter. A commitment to municipals that could not be called by their issuers further enhanced returns as interest rates fell.

A Good Mix for Falling Interest Rates

      We plan to maintain a similar portfolio mix in the months ahead. We believe municipals with longer maturities, high coupons, and good call protection will continue to out-

-----------------
PORTFOLIO REVIEWS
-----------------

perform if interest rates fall. As in previous months, we plan to continue to look for opportunities to add value to the portfolio by taking advantage of changes in profit spreads among municipal securities.

GALAXY MASSACHUSETTS
MUNICIPAL BOND FUND

By Glenn Migliozzi
Member, Tax-Exempt Investment Policy Committee

      As falling interest rates encouraged heavy supplies of municipal issues, issuance in Massachusetts increased substantially. In this environment we sought investments for the Galaxy Massachusetts Municipal Bond Fund that offered particularly good value and adjusted the portfolio's mix of coupons and maturities to enhance the Fund's income and share price. These strategies helped the Fund perform well against other funds in its class.

      For the fiscal year ended October 31, 1998, the Fund's Trust Shares earned a total return of 7.42%. Over the same time, Retail A Shares had a return of 7.22% before deducting the maximum 3.75% front-end sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge.) These returns compared to 7.02% for the average Massachusetts Municipal Bond Fund tracked by Lipper and 8.02% for the benchmark Lehman Brothers Municipal Bond Index.

[start pie chart]

Galaxy Massachusetts
Municipal Bond Fund

Distribution of Total Net Assets as of October 31, 1998

Massachusetts  89%

Other Territories  7%

Cash Equivalents &
Net Other Assets & Liabilities  2%

Texas  2%

[end pie chart]

      On October 31, 1998, the Fund's Trust Shares had a 30-day SEC annualized yield of 4.00% and Retail A Shares had a 30-day SEC annualized yield of 3.84%. These equaled taxable yields of 6.25% and 6.00% for shareholders in the 36% federal income tax bracket who live in the Commonwealth of Massachusetts.

Making the Most of Falling Interest Rates

      At the end of 1997, when the reporting period started, we bought municipal bonds with low coupons that had underperformed earlier in the year and were selling at discounted prices. We also increased the Fund's position in longer-term issues. These investments outperformed other sectors of the municipal market as interest rates fell in November and December.

[start mountain chart]

Galaxy Massachusetts Municipal Bond Fund
Growth of $10,000 investment*

                                        Galaxy                  Galaxy
               Lehman Brothers       Massachusetts           Massachusetts
                Municipal Bond    Municipal Bond Fund -   Municipal Bond Fund -
                    Index           Retail A Shares           Trust Shares
3/12/93             10000           9625                         10000
1993                10584          10146                         10542
1994                10231           9491                          9859
1995                12594          10868                         11312
1996                12952          11309                         11795
10/31/97            14776          12204                         12746

[end mountain chart]

* Since inception on 3/12/93. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund. Results for the index are calculated since 3/31/93 because the index returns are calculated at month-end only.

-----------------
PORTFOLIO REVIEWS
-----------------

      The addition of longer maturities continued to enhance Fund returns when bonds rallied early in 1998. While the longer maturities underperformed, as bond prices retreated in the spring, we were able to improve Fund returns by adding higher-coupon issues. The emphasis on higher coupons and longer maturities contributed further to returns as bonds rallied in the second and third quarters of 1998.

      With investors focused on quality, the Fund further benefited during the period from our attention to issues with strong credit ratings. Throughout the period, we also increased the representation of municipals that could not be called in by their issuers. Besides adding income as interest rates fell, these issues enhanced the value of Fund shares.

Continued Focus on Income

      These strategies should further enhance Fund returns if interest rates continue to fall -- since investors typically favor issues with high coupons, longer maturities, and good call protection in such an environment. As before, we plan to monitor changes in the spreads between yields of different securities to add investments that offer good value.

[start pie chart]

Galaxy Rhode Island Municipal Bond Fund
Distribution of Total Net Assets as of October 31, 1998

Rhode Island  79%

Other Territories  16%

Cash Equivalents &
Net Other Assets & Liabilities  3%

Illinois 1%

Texas  1%

[end pie chart]

GALAXY RHODE ISLAND
MUNICIPAL BOND FUND

By Glenn Migliozzi
Member, Tax-Exempt Investment Policy Committee

      Although low interest rates increased new issues of municipal bonds in much of the country, supplies remained relatively modest in Rhode Island. This increased the value of existing municipal issues in the state. In this climate, we enhanced returns for the Galaxy Rhode Island Municipal Bond Fund by emphasizing a portfolio structure that could make the most of a low interest rate environment.

      During the period the Fund's Retail A Shares earned a total return of 7.35% before deducting the maximum 3.75% front-end sales charge. (Please see chart on page 2 for total returns after deducting the front-end sales charge.) Over the same time the average Rhode Island municipal bond fund tracked by Lipper had a total return of 7.19%, and the Lehman Brothers Municipal Bond Index had

[start mountain chart]

Galaxy Rhode Island Municipal Bond Fund
Growth of $10,000 investment*

                                              Galaxy
                                           Rhode Island
                   Lehman Brothers          Municipal
                    Municipal Bond          Bond Fund -
                        Index            Retail A Shares
12/20/94                 10000                9625
1995                     11445               10711
1996                     12050               11270
10/31/97                 12507               12146

*Since inception on 12/20/94 Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund. Results for the index are calculated since 12/31/94 because the index returns are calculated at month-end only.

[end mountain chart]

-----------------
PORTFOLIO REVIEWS
-----------------

a total return of 8.02%.

      On October 31, 1998, the Fund's Retail A Shares had a 30-day SEC annualized yield of 3.97%. This equaled a taxable yield of 6.20% for taxpayers in the 36% federal income tax bracket who live in the State of Rhode Island.

Finding Value in a Tight Market

      Early in 1997, before the reporting period began, issues with below-market coupons had underperformed as interest rates rose. By November 1997, these issues were selling at discounted prices and we began to add them to the Fund's portfolio. When interest rates fell, the lower-coupon issues enjoyed strong price gains. By increasing investments in longer-maturity issues where supplies allowed, we took further advantage of the decline in interest rates (longer maturities tend to gain more in price when rates fall).

      When lower-coupon issues became less attractive early in 1998, we swapped them for issues with higher coupons. These bonds provided the Fund with extra income and helped protect the value of Fund shares during periods of market weakness. We continued to add longer-term municipals to the portfolio, given our expectations for slower growth and lower interest rates. This strategy enhanced returns as rates fell later in the year.

      During the period we also increased the percentage of premium, non-callable bonds in the Fund. This gave the Fund extra income and price appreciation as interest rates declined. Throughout the year, we emphasized issues with strong credit fundamentals.

A Good Mix for Lower Rates

      If interest rates continue to decline, as we expect, this mix of investments should continue to boost Fund returns. With lower rates, investors should favor issues with enhanced income streams -- including municipals with high coupons, longer maturities, and strong call protection. Because economic uncertainty will probably remain, we plan to watch for short-term market fluctuations that may change the spread between yields for different municipal sectors. Where we can, we plan to make the most of these opportunities to add value to the Fund's portfolio.

Glenn Migliozzi is a member of the Tax-Exempt Investment Policy Committee of Fleet Investment Advisors Inc., which has managed the Galaxy Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and the Galaxy Rhode Island Municipal Bond Funds since 1996 and the Galaxy New Jersey Municipal Bond Fund since it commenced operations in April of 1998.

--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Adviser and Administrator are presently waiving fees and/or reimbursing expenses and may revise or discontinue such practice at any time. Without such waivers and/or reimbursements, performance would be lower. Total return figures in this report include changes in share price, reinvestment of dividends and capital gains distributions and exclude the deduction of any front end or contingent deferred sales charge where applicable unless otherwise indicated.

[start sidebar text]

              TRUSTEES
            AND OFFICERS

        Dwight E. Vicks, Jr.
        Chairman and Trustee

           John T. O'Neill
        President, Treasurer
             and Trustee

           Louis DeThomasis,
             F.S.C., Ph.D.
               Trustee

          Donald B. Miller
               Trustee

            James M. Seed
               Trustee

         Bradford S. Wellman
               Trustee

              W. Bruce
         McConnel, III, Esq.
              Secretary

            Jylanne Dunne
          Vice President &
         Assistant Treasurer

          William Greilich
           Vice President

         INVESTMENT ADVISOR

          Fleet Investment
            Advisors Inc.
           75 State Street
             Boston, MA
                02109

             DISTRIBUTOR

             First Data
         Distributors, Inc.
         4400 Computer Drive
            Westborough,
      Massachusetts 01581-5108

            ADMINISTRATOR

         First Data Investor
           Services Group,
                Inc.
         4400 Computer Drive
            Westborough,
      Massachusetts 01581-5108

[end sidebar text]

This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund, which contains more information concerning the Fund's investment policies, as well as fees and expenses and other pertinent information. Read the prospectus carefully before you invest.

Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc., or any Fleet bank. Shares of the Funds are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the Funds, when redeemed, may be worth more or less than their original cost. An investment in the Funds involves investment risks, including the possible loss of the principal amount invested.

                                [Recycle symbol]

                   This report was printed on recycled paper.

---------------    Tax-Exempt Bond Fund
THE GALAXY FUND    PORTFOLIO OF INVESTMENTS
---------------    October 31, 1998

                                                         Value
   Par Value                                           (Note 2)
   ---------                                           --------
MUNICIPAL SECURITIES - 98.25%

                  Alaska - 0.82%

$ 1,275,000       Anchorage Hospital Revenue
                  Sisters of Providence Project
                  6.75%, 10/01/00 ................   $ 1,343,531
                                                   -------------

                  California - 6.36%

  1,000,000       California East Bay Municipal
                  Utilities District Water System,
                  Revenue 5.25%, 06/01/17 ........     1,035,000
  2,500,000       California Educational Facilities
                  Authority, Stanford University,
                  Series O
                  5.13%, 01/01/31 ................     2,531,250
  2,000,000       California Rural Home Mortgage
                  Finance Authority, Series A
                  6.35%, 12/01/29 ................     2,187,500
  2,000,000       California State, GO
                  5.00%, 10/01/19 ................     2,005,000
  1,500,000       California State Veteran Bond,
                  GO Series BH
                  5.40%, 12/01/15
                  Insured: FSA ...................     1,537,500
  1,000,000       San Diego, California
                  Water Utilities Funding
                  5.38%, 08/01/12
                  Insured: FGIC ..................     1,077,500
                                                   -------------
                                                      10,373,750
                                                   -------------

                  Colorado - 0.68%

  1,000,000       Colorado Housing Financial
                  Authority Single Families,
                  Series B-3 6.55%, 05/01/25 .....     1,106,250
                                                   -------------

                  Connecticut - 2.17%

  1,000,000       Connecticut State HEFA
                  Trinity College, Series F
                  5.50%, 07/01/21
                  Insured: MBIA ..................     1,108,750
    765,000       Connecticut State Housing Finance
                  Authority, Housing Mortgage
                  Finance Program, Series A
                  6.10%, 05/15/13 ................       811,856
  1,000,000       Connecticut State Housing Finance
                  Authority, Housing Mortgage
                  Finance Program, SubSeries B-1
                  6.25%, 05/15/11 ................     1,067,500
    500,000       Connecticut State Special Tax
                  Obligation Transportation
                  Infrastructure, Series B
                  6.10%, 09/01/07 ................       550,000
                                                   -------------
                                                       3,538,106
                                                   -------------

                  Florida - 4.46%

$ 2,000,000       Hillsborough County
                  School Board, Series A
                  5.50%, 07/01/14
                  Insured: MBIA ..................   $ 2,162,500
  2,835,000       Miami, Dade County
                  Special Obligation, Series A
                  5.22%, 10/01/14 (A)
                  Insured: MBIA ..................     1,268,663
  2,690,000       Tampa Bay Water Utilities
                  Series B
                  5.13%,10/01/14
                  Insured: FGIC ..................     2,770,700
  1,000,000       Tampa Catholic
                  Health Systems, Series A-1
                  5.50%, 11/15/14 ................     1,082,500
                                                   -------------
                                                       7,284,363
                                                   -------------

                  Georgia - 4.06%

  2,000,000       De Kalb County
                  Water and Sewer, Revenue
                  6.25%, 10/01/06 ................     2,290,000
  1,000,000       Fulton County School District,
                  GO 5.60%, 01/01/11 .............     1,092,500
  3,000,000       Georgia State, GO
                  Series D
                  5.25%,10/01/12 .................     3,243,750
                                                   -------------
                                                       6,626,250
                                                   -------------

                  Idaho - 1.07%

    500,000       Boise-Kuna Irrigation District
                  Lucky Peak Hydroelectric Project
                  6.60%, 07/01/05 ................       543,750
  1,160,000       Idaho Housing & Finance
                  Assistance Single Family
                  Mortgage, Senior Series G-2,
                  AMT 5.70%, 07/01/16 ............     1,194,800
                                                   -------------
                                                       1,738,550
                                                   -------------

                  Illinois - 4.06%

  1,000,000       Cook County, GO
                  7.25%, 11/01/07
                  Insured: MBIA ..................     1,226,250
  3,000,000       Illinois Educational Facilities
                  Authority Wesleyan University
                  5.65%, 09/01/26
                  Insured: MBIA ..................     3,217,500
  1,000,000       Illinois State, GO
                  5.80%, 09/01/18
                  Insured: FGIC ..................     1,067,500
  1,000,000       Regional Transportation
                  Authority Series A
                  6.25%, 06/01/15 ................     1,107,500
                                                   -------------
                                                       6,618,750
                                                   -------------

                       See Notes to Financial Statements.

---------------    Tax-Exempt Bond Fund
THE GALAXY FUND    PORTFOLIO OF INVESTMENTS (continued)
---------------    October 31, 1998

                                                         Value
   Par Value                                           (Note 2)
   ---------                                           --------
                  Indiana - 1.33%

$ 2,000,000       Indianapolis Local Public Improvement
                  Bond Bank, Series A
                  6.00%, 01/10/18                    $ 2,162,500
                                                   -------------

                  Iowa - 1.11%

  1,745,000       Iowa Finance Authority Single Family
                  Revenue, Mortgage, Series F
                  5.55%, 01/01/16 ................     1,803,894
                                                   -------------

                  Kansas - 1.04%

  1,575,000       Kansas State
                  Department of Highway
                  Transportation 5.50%, 09/01/14 .     1,695,094
                                                   -------------

                  Kentucky - 1.30%

  1,000,000       Kentucky Housing Corp. Guaranteed
                  Series C-3
                  5.70%, 01/01/11 ................     1,050,000
  1,000,000       Kentucky State Turnpike Authority
                  Economic Development, Road Revenue
                  Revitalization Projects
                  7.13%, 05/15/01
                  Pre-refunded 05/15/00 ..........     1,068,750
                                                   -------------
                                                       2,118,750
                                                   -------------
                  Maine - 1.17%

    250,000       Maine Municipal Bond Bank
                  Series B
                  6.75%, 11/01/12 ................       281,250
    500,000       Maine Municipal Bond Bank
                  Sewer & Water, SRF Program,
                  Series A 6.50%, 11/01/08 .......       546,875
  1,000,000       Maine State Housing Authority
                  Mortgage, Series C-1
                  6.50%, 11/15/11 ................     1,076,250
                                                   -------------
                                                       1,904,375
                                                   -------------

                  Maryland - 3.70%

  2,875,000       Maryland State Community
                  Development Administration,
                  Department of Housing & Community
                  Development, Series A, AMT
                  5.70%, 07/01/17 ................     2,986,406
  1,500,000       Maryland State Health & Higher
                  Education, Facilities Authority
                  Johns Hopkins University
                  6.00%, 07/01/10 ................     1,732,500
  1,250,000       Montgomery County Housing
                  Opportunity, Commission Single
                  Family Mortgage Revenue
                  5.75%, 07/01/13 ................     1,321,875
                                                   -------------
                                                       6,040,781
                                                   -------------
                  Massachusetts - 6.82%

$ 2,000,000       Massachusetts State HEFA
                  Partners Healthcare Systems,
                  Series A 5.38%, 07/01/17
                  Insured: MBIA ..................   $ 2,052,500
    200,000       Massachusetts State HEFA
                  South Shore Hospital, Series D
                  6.50%, 07/01/10
                  Insured: MBIA ..................       218,750
  2,000,000       Massachusetts State IFA
                  Tufts University, Series H
                  5.50%, 02/15/12
                  Insured: MBIA ..................     2,180,000
  1,000,000       Massachusetts State Industrial
                  Finance Electric Utility Revenue
                  Nantucket Electric, Series A, AMT
                  5.88%, 07/01/17
                  Insured: AMBAC .................     1,081,250
  2,000,000       Massachusetts State Port
                  Authority Series A
                  5.38%, 07/01/18 ................     2,075,000
  2,500,000       Massachusetts State Turnpike
                  Authority, Series A
                  5.00%, 01/01/37
                  Insured: MBIA ..................     2,434,375
  1,000,000       Massachusetts State
                  Water Resource Authority, Series B
                  5.50%, 08/01/15
                  Insured: FSA ...................     1,078,750
                                                   -------------
                                                      11,120,625
                                                   -------------

                  Michigan - 0.66%

  1,000,000       Central Michigan University
                  6.00%, 10/01/13
                  Insured: MBIA ..................     1,081,250
                                                   -------------

                  Minnesota - 1.30%

  1,000,000       Minnesota Public Facilities
                  Authority Water PCR, Series A
                  6.90%, 03/01/03
                  Pre-refunded 03/01/00 ..........     1,065,000
  1,000,000       Rochester Health Care Facilities
                  Mayo Foundation, Series A
                  5.50%, 11/15/27
                  Insured: GO of Mayo Foundation .     1,052,500
                                                   -------------
                                                       2,117,500
                                                   -------------

                       See Notes to Financial Statements.

---------------    Tax-Exempt Bond Fund
THE GALAXY FUND    PORTFOLIO OF INVESTMENTS (continued)
---------------    October 31, 1998

                                                         Value
   Par Value                                           (Note 2)
   ---------                                           --------
                  Missouri - 2.59%

$ 1,000,000       Missouri State HEFA
                  St. Louis University
                  5.50%, 10/01/16 ................   $ 1,077,500
    790,000       Missouri State
                  Housing and Development,
                  Single Family, Series B-2
                  6.40%, 03/01/29 ................       866,038
  2,000,000       Sikeston Electric Revenue
                  6.00%, 06/01/14
                  Insured: MBIA ..................     2,290,000
                                                   -------------
                                                       4,233,538
                                                   -------------

                  Nevada - 0.66%

  1,000,000       Clark County
                  Series A, GO & Revenue
                  6.00%, 06/01/16
                  Pre-refunded 06/01/02
                  Insured: AMBAC .................     1,077,500
                                                   -------------

                  New Jersey - 3.40%

  1,000,000       Mercer County Improvement
                  Authority Customer Receipts,
                  Justice Complex
                  6.05%, 01/01/07 ................     1,001,740
  1,500,000       New Jersey Health Care Facilities
                  Financing, AHS Hospital Corp.,
                  Series A
                  6.00%, 07/01/12
                  Insured: AMBAC .................     1,755,000
  1,700,000       New Jersey Health Care Facilities
                  Finance Authority, Medical
                  Center at Princeton
                  5.13%, 07/01/18
                  Insured: AMBAC .................     1,738,250
    500,000       New Jersey State Housing & Mortgage
                  Finance Agency, Home Buyer, Series X
                  AMT
                  5.35%, 04/01/29
                  Insured: MBIA ..................       505,625
    500,000       New Jersey State
                  Transportation Systems
                  Series A
                  5.50%, 06/15/09 ................       548,750
                                                   -------------
                                                       5,549,365
                                                   -------------

                  New Mexico - 1.30%

$   750,000       Dona Ana County
                  Gross Receipt Tax Revenue
                  5.50%, 06/01/16
                  Insured: AMBAC .................   $   806,250
  1,285,000       New Mexico Mortgage Finance
                  Authority Single Family Mortgage,
                  Series B-3
                  5.50%, 07/01/28
                  Insured: Fannie Mae/
                  GNMA/FHLMC .....................     1,309,094
                                                   -------------
                                                       2,115,344
                                                   -------------

                  New York - 8.56%

  1,000,000       Battery Park City Authority
                  Senior Lien, Series A
                  5.50%, 11/01/10 ................     1,046,250
  2,165,000       Metropolitan Transportation
                  Authority Dedicated Tax Fund,
                  Series C-1 5.25%, 07/01/17
                  Insured: FGIC ..................     2,221,831
  1,500,000       New York City
                  Transitional Finance Authority
                  Revenue, Series C
                  5.00%, 05/01/26 ................     1,479,375
  1,000,000       New York Municipal Water Finance
                  Authority, Water and Sewer System
                  Series A
                  5.50%, 06/15/11 ................     1,045,000
  2,110,000       New York State Dormitory Authority
                  Columbia University
                  5.00%, 07/01/18 ................     2,139,013
  4,000,000       New York State Dormitory Authority
                  Capital Appreciation, State
                  University 5.18%, 05/15/10 (A)
                  Insured: MBIA ..................     2,410,000
     30,000       New York State Dormitory Authority
                  University of Rochester
                  6.50%, 07/01/09 ................        30,580
    250,000       New York State, GO
                  6.10%, 11/15/09 ................       275,937
  1,000,000       New York State, GO
                  5.50%, 06/15/10 ................     1,067,500
  1,000,000       New York State, Series I, GO
                  6.00%, 04/15/09 ................     1,113,750
  1,000,000       Port Authority of New York &
                  New Jersey, JFK International Air
                  Terminal, Series 6, SP OB, AMT
                  6.00%, 12/01/07
                  Insured: MBIA ..................     1,140,000
                                                   -------------
                                                      13,969,236
                                                   -------------

                       See Notes to Financial Statements.

---------------    Tax-Exempt Bond Fund
THE GALAXY FUND    PORTFOLIO OF INVESTMENTS (continued)
---------------    October 31, 1998

                                                         Value
   Par Value                                           (Note 2)
   ---------                                           --------
                  North Carolina - 1.58%

$ 1,500,000       Charlotte Certificates of Participation
                  Convention Facility Project
                  6.35%, 12/01/00
                  Insured: AMBAC .................   $ 1,590,000
    925,000       North Carolina Housing Finance
                  Agency Single Family Revenue,
                  Series Y
                  6.30%, 09/01/15 ................       993,219
                                                   -------------
                                                       2,583,219
                                                   -------------

                  Ohio - 4.63%

    955,000       Cleveland Waterworks
                  First Mortgage, Series F-92 A
                  6.25%, 01/01/15
                  Insured: AMBAC .................     1,045,725
  1,000,000       Cleveland Waterworks
                  Refunding & Improvement
                  First Mortgage
                  5.50%, 01/01/10
                  Insured: MBIA ..................     1,082,500
     45,000       Cleveland Waterworks Revenue
                  6.25%, 01/01/15
                  Insured: AMBAC .................        48,712
  1,460,000       Forest Hills School District, GO
                  6.00%, 12/01/10
                  Insured: MBIA ..................     1,682,650
  1,000,000       Ohio State Building Authority
                  State Facilities, Adult
                  Correctional Series A
                  6.00%, 04/01/06
                  Insured: AMBAC .................     1,120,000
    750,000       Ohio State Public Facilities
                  Commission Higher Educational
                  Facilities, Series B
                  6.50%, 12/01/99
                  Insured: AMBAC .................       777,945
  1,785,000       Ohio State Water Development
                  Authority Pollution Center,
                  Facilities, Water Control Loan
                  Fund, Water Quality Series
                  5.00%, 12/01/15
                  Insured: MBIA ..................     1,800,619
                                                   -------------
                                                       7,558,151
                                                   -------------

                  Pennsylvania - 6.33%

  2,000,000       Delaware Valley Regional Finance
                  Authority, Local Government Revenue
                  Series B
                  5.60%, 07/01/17
                  Insured: AMBAC .................     2,180,000
  2,210,000       Elizabeth Forward School District
                  Capital Appreciation, Series B, GO
                  5.52%, 09/01/21 (A)
                  Insured: MBIA ..................       718,250

                  Pennsylvania (continued)

$ 2,210,000       Elizabeth Forward School District
                  Capital Appreciation, Series B, GO
                  5.52%, 09/01/22 (A)
                  Insured: MBIA ..................   $   676,812
  1,000,000       Luzerne County, Series B, GO
                  6.00%, 09/15/11
                  Insured: FGIC ..................     1,035,000
  1,500,000       Pennsylvania Housing Finance
                  Agency Single Family Mortgage,
                  Series 59-A, AMT
                  5.75%, 10/01/23 ................     1,546,875
  1,900,000       Pennsylvania State Higher
                  Educational Facilities Authority,
                  Health Services University of
                  Pennsylvania, Series B 5.88%,
                  01/01/15 .......................     2,035,375
  1,000,000       Pennsylvania State Higher
                  Educational Facilities Authority
                  Temple University, First Series
                  5.25%, 04/01/14
                  Insured: MBIA ..................     1,037,500
  1,000,000       Pennsylvania State
                  Second Series A, GO
                  6.50%, 11/01/04
                  Pre-refunded 11/01/01
                  Insured: MBIA ..................     1,093,750
                                                   -------------
                                                      10,323,562
                                                   -------------

                  Rhode Island - 3.59%

    200,000       Rhode Island Clean Water Protection
                  Finance Agency, Revolving Fund
                  Pooled Loan Issue, Series A
                  6.75%, 10/01/13
                  Insured: MBIA ..................       223,000
    700,000       Rhode Island Housing & Mortgage
                  Finance, Homeownership Opportunity
                  Series 13
                  6.70%, 10/01/15 ................       755,125
  1,000,000       Rhode Island Housing & Mortgage
                  Finance, Homeownership Opportunity
                  Series 19-A
                  5.70%, 04/01/15 ................     1,035,000
  1,500,000       Rhode Island State Health &
                  Educational Building Corp.,
                  Higher Education, Johnson & Wales
                  University 6.38%, 04/01/12
                  Insured: Connie Lee ............     1,670,625
  1,500,000       Rhode Island State Health &
                  Educational Building Corp., Higher
                  Education Johnson & Wales University,
                  Series A 5.75%, 04/01/12
                  Insured: Connie Lee ............     1,612,500
    500,000       Rhode Island State Health &
                  Educational Building Corp., Miriam
                  Hospital, Series B
                  6.50%, 04/01/13
                  Pre-refunded 04/01/03 ..........       560,625
                                                   -------------
                                                       5,856,875
                                                   -------------

                       See Notes to Financial Statements.

---------------    Tax-Exempt Bond Fund
THE GALAXY FUND    PORTFOLIO OF INVESTMENTS (continued)
---------------    October 31, 1998

                                                         Value
   Par Value                                           (Note 2)
   ---------                                           --------
                  South Carolina - 3.16%

$ 1,500,000       Greenville Waterworks, Revenue
                  5.50%, 02/01/22 ................   $ 1,556,250
  2,100,000       Oconee County, PCR
                  Duke Power Co. Project
                  5.80%, 04/01/14 ................     2,236,500
    500,000       Piedmont Municipal
                  Power Agency Electric
                  6.10%, 01/01/06
                  Insured: MBIA ..................       565,000
    750,000       Richland County
                  Certificates of Participation
                  6.90%, 02/01/01
                  Insured: FGIC ..................       803,437
                                                   -------------
                                                       5,161,187
                                                   -------------

                  South Dakota - 0.66%

  1,000,000       Rapid City Sales Tax
                  Series B
                  6.20%, 06/01/12
                  Insured: FGIC ..................     1,085,000
                                                   -------------

                  Tennessee - 2.32%

    500,000       Memphis Water Revenue
                  Series A
                  6.00%, 01/01/07 ................       536,875
  2,000,000       Metropolitan Government
                  Nashville & Davidson County, GO
                  5.88%, 05/15/26 ................     2,160,000
  1,000,000       Metropolitan Government
                  Nashville & Davidson County
                  Health & Education Facilities
                  Board, Vanderbilt University
                  Series B
                  6.30%, 10/01/14 ................     1,090,000
                                                   -------------
                                                       3,786,875
                                                   -------------

                  Texas - 11.05%

  1,000,000       Amarillo Texas Health
                  Facilities Corp
                  Baptist St. Anthony
                  Hospital Corp. 5.50%, 01/01/14
                  Insured: FSA ...................     1,072,500
  5,000,000       Harris County Capital
                  Appreciation Series A, GO &
                  Revenue 5.18%, 08/15/07 (A)
                  Insured: FGIC ..................     3,481,250
  2,170,000       Harris County Health Facilities
                  Development Corp., Memorial Hospital
                  System Project, Series A
                  6.00%, 06/01/13
                  Insured: MBIA ..................     2,462,950
  4,000,000       Houston Water & Sewer System
                  Junior Lien, Series C
                  5.35%, 12/01/11 (A)
                  Insured: AMBAC .................     2,190,000

                  Texas (continued)

$ 1,775,000       Katy, Texas Indepenant School District
                  Capital Appreciation Refunded
                  3.56%, 08/15/11 (A) ............   $   991,781
  1,750,000       Lower Colorado River Authority
                  Capital Appreciation, Junior Lien
                  4th Supplement
                  5.45%, 01/01/13 (A)
                  Insured: FGIC ..................       892,500
  2,000,000       Lower Neches Valley Authority, IDC
                  Mobil Oil Refining Project
                  5.80%, 05/01/22 ................     2,110,000
  2,000,000       New Braunfels Independent School
                  District, Capital Appreciation, GO
                  5.23%, 02/01/07 (A) ............     1,420,000
  1,000,000       North Central Health Facilities
                  Development Corp., Hospital
                  Presbyterian Healthcare
                  5.90%, 06/01/21
                  Pre-refunded 06/01/05 ..........     1,106,250
  2,000,000       San Antonio Airport System
                  7.13%, 07/01/05
                  Insured: AMBAC .................     2,292,500
                                                   -------------
                                                      18,019,731
                                                   -------------

                  Utah - 0.63%

  1,000,000       Utah State Housing Finance Agency
                  Single Family Mortgage, Series D-1
                  Class I
                  5.65%, 07/01/16 ................     1,030,000
                                                   -------------

                  Virginia - 0.66%

  1,000,000       Norfolk Industrial Development
                  Authority Childrens Hospital
                  Kings Group
                  6.50%, 06/01/21
                  Insured: AMBAC .................     1,075,000
                                                   -------------

                  Washington - 1.58%

  1,370,000       Seattle, GO
                  Series A
                  5.50%, 03/01/11 ................     1,512,136
  1,000,000       Washington State Public Power
                  Supply System, Nuclear Project
                  No. 2, Series C 7.30%, 07/01/00      1,060,000
                                                   -------------
                                                       2,572,136
                                                   -------------

                  West Virginia - 1.32%

  2,000,000       West Virginia School Building
                  Authority Capital Improvement
                  5.50%, 07/01/11
                  Insured: AMBAC .................     2,160,000
                                                   -------------

                       See Notes to Financial Statements.

---------------    Tax-Exempt Bond Fund
THE GALAXY FUND    PORTFOLIO OF INVESTMENTS (continued)
---------------    October 31, 1998

                                                         Value
   Par Value                                           (Note 2)
   ---------                                           --------
                  Other Territories - 2.12%

$ 3,000,000       Puerto Rico Electric Power
                  Authority Series BB
                  6.00%, 07/01/12
                  Insured: MBIA ..................   $ 3,461,250
                                                   -------------

                  Total Municipal Securities .....   160,292,288
                  (Cost $152,114,277)              -------------

      Shares
      ------
INVESTMENT COMPANY - 0.53%

    859,754       Federated Tax-Free
                  Obligations Fund ...............       859,754
                                                   -------------

                  Total Investment Company .......       859,754
                  (Cost $859,754)                  -------------

Total Investments - 98.78% .......................   161,152,042
(Cost $152,974,031)                                -------------

Net Other Assets and Liabilities - 1.22% .........     1,990,458
                                                   -------------
Net Assets - 100.00% .............................  $163,142,500
                                                   =============

--------------------------------------------------------------------------------
(A) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.

AMBAC       American Municipal Bond Assurance Corp.

AMT Alternative Minimum Tax. Private activity obligations whose interest is subject to the federal AMT for individuals.

Connie Lee  College Construction Loan Association

FGIC        Federal Guaranty Insurance Corp.

FHLMC       Federal Home Loan Mortgage Corp.

FSA         Financial Security Assurance Company

GNMA        Government National Mortgage Association

GO          General Obligation

HEFA        Health and Educational Facilities Authority

IDC         Industrial Development Corp.

IFA         Industrial Finance Agency

MBIA        Municipal Bond Insurance Association

PCR         Pollution Control Revenue

SP OB       Special Obligation

                       See Notes to Financial Statements.

---------------    New Jersey Municipal Bond Fund
THE GALAXY FUND    PORTFOLIO OF INVESTMENTS
---------------    October 31, 1998

                                                         Value
   Par Value                                           (Note 2)
   ---------                                           --------
MUNICIPAL SECURITIES - 99.96%

                  New Jersey - 92.00%

$   235,000       Freehold Board of Education, GO
                  5.38%, 07/15/10
                  Insured: FSA ...................   $   251,450
    250,000       Lacey Municipal Utilities
                  Authority New Jersey Water
                  Revenue 5.10%, 12/01/16
                  Insured: MBIA ..................       255,312
    250,000       Lenape Regional High School
                  District, GO
                  5.00%, 04/01/08
                  Insured: FGIC ..................       264,062
     50,000       Lenape Regional High School
                  District, GO
                  5.00%, 04/01/12
                  Insured: FGIC ..................        51,563
    250,000       Mercer County Improvement
                  Authority Revenue Youth Center,
                  Series B
                  5.00%, 02/15/14
                  Insured: FGIC ..................       256,563
    250,000       Metuchen School District, GO
                  5.13%, 09/15/12
                  Insured: FGIC ..................       261,250
    250,000       Middlesex County
                  Certificate of Participation
                  4.63%, 02/15/11
                  Insured: MBIA ..................       252,500
     50,000       Monmouth County Improvement
                  Authority Revenue Governmental
                  Loan 5.50%, 12/01/07
                  Insured: AMBAC .................        55,750
    100,000       Morristown, GO
                  5.15%, 02/01/09
                  Insured: FSA ...................       105,875
    250,000       New Brunswick, GO
                  4.80%, 09/15/13
                  Insured: MBIA ..................       252,188
    250,000       New Jersey Development Authority
                  Educational Testing Service,
                  Series A 4.00%, 05/15/06 .......       250,000
     75,000       New Jersey
                  Environmental Infrastructure
                  Wastewater Treatment, Series F
                  5.00%, 04/01/14
                  Insured: MBIA ..................        77,063
    500,000       New Jersey
                  Environmental Infrastructure
                  Wastewater Treatment, Series G
                  5.00%, 04/01/12
                  Insured: FGIC ..................       521,875

                  New Jersey (continued)

$   500,000       New Jersey Health Care Facilities
                  Financing Authority Revenue
                  Hackensack University Medical Center
                  Series A
                  5.38%, 01/01/13
                  Insured: MBIA ..................   $   535,625
    300,000       New Jersey Health Care Facilities
                  Financing Authority Revenue
                  Medical Center at Princeton
                  5.13%, 07/01/18
                  Insured: AMBAC .................       306,750
     50,000       New Jersey Health Care Facilities
                  Kennedy Healthcare Sytems, Series B
                  5.00%, 07/01/09
                  Insured: MBIA ..................        53,125
    190,000       New Jersey Sports & Exposition
                  Authority Convention Center
                  Luxury Tax Revenue, Series A
                  6.00%, 07/01/13
                  Insured: MBIA ..................       204,963
     50,000       New Jersey State, GO
                  7.00%, 04/01/07
                  Pre-refunded 04/01/01 ..........        54,563
  1,000,000       New Jersey State, GO
                  5.00%, 03/01/11 ................     1,042,500
     75,000       New Jersey State, GO
                  Series D
                  5.40%, 02/15/03 ................        79,875
    250,000       New Jersey State Building Authority
                  6.00%, 06/15/07 ................       284,063
    200,000       New Jersey State Building Authority
                  7.50%, 06/15/09
                  Pre-refunded 06/15/99 ..........       209,352
    250,000       New Jersey State
                  Educational Facilities Authority
                  Richard Stockton College, Series C
                  5.10%, 07/01/23
                  Insured: AMBAC .................       253,437
    250,000       New Jersey State Higher Education
                  Assistance Authority
                  Student Loan Revenue, Series A
                  5.30%, 06/01/17
                  Insured: AMBAC .................       250,312
    500,000       New Jersey State
                  Housing and Mortgage
                  Finance Authority
                  Home Buyer, Series G
                  4.63%, 04/01/15
                  Insured: MBIA ..................       506,875
    250,000       New Jersey State
                  Transportation Systems, Series A
                  5.50%, 06/15/09 ................       274,375

                       See Notes to Financial Statements.

---------------    New Jersey Municipal Bond Fund
THE GALAXY FUND    PORTFOLIO OF INVESTMENTS (continued)
---------------    October 31, 1998

                                                         Value
   Par Value                                           (Note 2)
   ---------                                           --------
                  New Jersey (continued)

$    50,000       Old Tappan Board of Education, GO
                  5.10%, 04/01/15
                  Insured: FGIC ..................   $    50,875
     50,000       Plumstead Board of Education, GO
                  5.00%, 03/01/14
                  Insured: FGIC ..................        51,000
    250,000       Port Authority, New York &
                  New Jersey
                  5.00%, 12/01/15 ................       249,062
    250,000       Somerset Raritan Valley,
                  New Jersey Sewer Authority,
                  Series A 5.25%, 07/01/12
                  Insured: MBIA ..................       263,750
    250,000       Wall Township New Jersey
                  School District, GO
                  4.35%, 07/15/05
                  Insured: FSA ...................       255,625
     50,000       Woodbridge Sewer and Utility
                  6.80%, 08/01/05
                  Pre-refunded 08/01/00 ..........        53,250
                                                   -------------
                                                       7,834,828
                                                   -------------

                  Other Territories - 7.96%

     60,000       Puerto Rico Commonwealth, GO
                  7.63%, 07/01/10
                  Pre-refunded 07/01/00 ..........        65,175
    250,000       Puerto Rico Commonwealth, GO
                  6.00%, 07/01/16
                  Insured: MBIA ..................       290,625
    250,000       Puerto Rico Commonwealth
                  Infrastructure, Series A
                  Financing Authority Special Tax
                  5.13%, 07/01/09
                  Insured: AMBAC .................       269,686
     50,000       Puerto Rico
                  Electric Power Authority,
                  Series AA 5.25%, 07/01/17
                  Insured: MBIA ..................        52,000
                                                   -------------
                                                         677,486
                                                   -------------
                  Total Municipal Securities .....     8,512,314
                  (Cost $8,329,222)                -------------

                                                         Value
   Shares                                              (Note 2)
   ---------                                           --------
INVESTMENT COMPANY - 2.06%

    175,714       Federated Tax-Free
                  Obligations Fund ...............   $   175,714
                                                   -------------

                  Total Investment Company .......       175,714
                  (Cost $175,714)                  -------------

Total Investments - 102.02% ......................     8,688,028
(Cost $8,504,936)                                  -------------

Net Assets and Other Liabilities - (2.02)% .......      (171,810)
                                                   -------------
Net Assets - 100.00% .............................   $ 8,516,218
                                                   =============

--------------------------------------------------------------------------------
AMBAC  American Municipal Bond Assurance Corp.

FGIC   Federal Guaranty Insurance Corp.

FSA    Financial Security Assurance Company

GO     General Obligation

MBIA   Municipal Bond Insurance Association

                       See Notes to Financial Statements.

---------------    New York Municipal Bond Fund
THE GALAXY FUND    PORTFOLIO OF INVESTMENTS
---------------    October 31, 1998

                                                         Value
   Par Value                                           (Note 2)
   ---------                                           --------
MUNICIPAL SECURITIES - 97.86%

                  New York - 95.56 %

$ 1,000,000       Albany County, GO
                  5.50%, 06/01/08
                  Insured: FGIC ..................   $ 1,086,250
  1,000,000       Albany County Airport Authority
                  5.38%, 12/15/17
                  Insured: FSA ...................     1,028,750
    100,000       Canandaigua City
                  School District, GO
                  6.50%, 06/01/10
                  Insured: AMBAC .................       120,000
  1,000,000       Dutchess County
                  Waste Water Authority Service
                  Agreement Series 1
                  5.38%, 06/01/19 ................     1,013,750
  2,000,000       Long Island Power Authority
                  New York Electric System
                  Revenue, Series A
                  5.50%, 12/01/12 ................     2,187,500
                  Insured: FSA
    500,000       Long Island Power Authority
                  New York Electric System
                  Revenue, Series 6
                  3.25%, 05/01/33 (B) ............       500,000
  1,000,000       Metropolitan Transportation
                  Authority Dedicated Tax Fund,
                  Series A 5.50%, 04/01/16
                  Insured: MBIA ..................     1,058,750
  1,000,000       Metropolitan Transportation
                  Authority Dedicated Tax Fund,
                  Series C-1 5.25%, 07/01/17
                  Insured: FGIC ..................     1,026,250
    750,000       Monroe County
                  Public Improvement, GO
                  6.10%, 03/01/09
                  Insured: MBIA ..................       805,969
    900,000       Monroe County
                  Public Improvement, GO
                  6.10%, 06/01/14
                  Pre-refunded 06/01/04
                  Insured: AMBAC .................     1,012,500
  1,000,000       Monroe County Water Authority
                  Series A
                  6.25%, 08/01/11 ................     1,076,250
  1,000,000       Monroe Woodbury
                  Central School District, GO
                  5.63%, 05/15/18
                  Insured: MBIA ..................     1,065,000
  1,500,000       Municipal Assistance Corporation
                  for New York City, New York
                  Series L
                  6.00%, 07/01/08 ................     1,723,125
    500,000       New Castle Public Improvement, GO
                  5.88%, 09/15/09 ................       542,500
  1,000,000       New York, GO, Series I
                  6.00%, 04/15/09 ................     1,113,750

                  New York (continued)

$ 2,060,000       New York City
                  Capital Appreciation, Series F, GO
                  4.59%, 08/01/08 (A)
                  Insured: MBIA ..................   $ 1,362,175
  3,500,000       New York City
                  Capital Appreciation, Series G, GO
                  4.65%, 08/01/08 (A)
                  Insured: MBIA ..................     2,314,375
  1,000,000       New York City, IDA
                  Civic Facility
                  Trinity Episcopal School Corp.
                  Project 5.25%, 06/15/17
                  Insured: MBIA ..................     1,030,000
    500,000       New York City Municipal Water
                  Finance Authority
                  Water & Sewer System, Series A
                  6.10%, 06/15/06 ................       538,750
  2,000,000       New York City Municipal Water
                  Finance Authority
                  Water & Sewer System, Series A
                  5.13%, 06/15/15 ................     2,010,000
  1,000,000       New York City Municipal Water
                  Finance Authority
                  Water & Sewer System, Series A
                  6.00%, 06/15/17 ................     1,075,000
  1,000,000       New York City Municipal Water
                  Finance Authority
                  Water & Sewer System, Series A
                  5.75%, 06/15/18
                  Insured: AMBAC .................     1,060,000
    750,000       New York City Municipal Water
                  Finance Authority
                  Water & Sewer System, Series B
                  5.75%, 06/15/13
                  Insured: MBIA ..................       810,938
  1,000,000       New York City Municipal Water
                  Finance Authority
                  Water & Sewer System, Series B
                  5.75%, 06/15/26
                  Insured: MBIA ..................     1,076,250
  2,750,000       New York City
                  Transitional Finance Authority
                  Revenue, Series C
                  5.00%, 05/01/26 ................     2,712,188
  2,000,000       New York City Trust
                  Cultural Resources
                  American Museum
                  of National History, Series A
                  5.60%, 04/01/18
                  Insured: MBIA ..................     2,122,500
  1,000,000       New York State, GO
                  6.25%, 09/15/07 ................     1,106,250
    100,000       New York State, GO
                  6.90%, 02/01/08 ................       111,500
  1,000,000       New York State, GO
                  6.13%, 11/15/10 ................     1,105,000
  2,500,000       New York State, GO
                  5.25%, 09/15/13 ................     2,628,125

                       See Notes to Financial Statements.

---------------    New York Municipal Bond Fund
THE GALAXY FUND    PORTFOLIO OF INVESTMENTS (continued)
---------------    October 31, 1998

                                                         Value
   Par Value                                           (Note 2)
   ---------                                           --------
                  New York (continued)

$ 3,000,000       New York State, GO
                  5.25%, 03/01/15 ................   $ 3,093,750
  2,000,000       New York State Dormitory Authority
                  Columbia University
                  5.00%, 07/01/18 ................     2,027,500
  1,030,000       New York State Dormitory Authority
                  Cornell University
                  5.40%, 07/01/12 ................     1,093,087
  1,675,000       New York State Dormitory Authority
                  Fordham University
                  5.00%, 07/01/28 ................     1,656,156
                  Insured: MBIA
  1,000,000       New York State Dormitory Authority
                  Ithaca College
                  5.00%, 07/01/21 ................       995,000
  1,175,000       New York State Dormitory Authority
                  Mt. Sinai School of Medicine,
                  Series B 5.70%, 07/01/11
                  Insured: MBIA ..................     1,311,594
    500,000       New York State Dormitory Authority
                  New York University
                  6.25%, 07/01/09
                  Insured: FGIC ..................       537,500
  1,000,000       New York State Dormitory Authority
                  New York University, Series A
                  6.00%, 07/01/17
                  Insured: MBIA ..................     1,150,000
  2,225,000       New York State Dormitory Authority
                  Rochester Institute of Technology
                  5.30%, 07/01/17 ................     2,311,219
                  Insured: MBIA
  1,500,000       New York State Dormitory Authority
                  Rockefeller University
                  5.00%, 07/01/28 ................     1,513,125
  1,000,000       New York State Dormitory Authority
                  State University Educational
                  Facilities, Series B
                  5.25%, 05/15/12 ................     1,058,750
     15,000       New York State Dormitory Authority
                  University of Rochester
                  6.50%, 07/01/09 ................        15,289
  1,125,000       New York State Dormitory Authority
                  University of Rochester, Series A
                  5.00%, 07/01/27
                  Insured: MBIA ..................     1,109,531
    100,000       New York State Environmental
                  Facilities Corp., State Water
                  Revolving Fund, PCR
                  Pooled Loan, Series A
                  6.40%, 09/15/06 ................       110,875
  1,000,000       New York State Environmental
                  Facilities Corp., State Water
                  Revolving Fund, PCR
                  Pooled Loan, Series A
                  5.40%, 09/15/07 ................     1,075,000

                  New York (continued)

$   500,000       New York State Environmental
                  Facilities Corp., State Water
                  Revolving Fund, PCR
                  Pooled Loan, Series B
                  6.50%, 09/15/08 ................   $   555,000
    100,000       New York State Environmental
                  Facilities Corp., State Water
                  Revolving Fund, PCR, Series E
                  6.88%, 06/15/10
                  Pre-refunded 06/15/01 ..........       110,000
  1,000,000       New York State Environmental
                  Facilities Corp., State Clean
                  Water and Drinking Water,
                  Revolving Fund, Series F
                  5.25%, 06/15/12 ................     1,051,250
  1,000,000       New York State Environmental
                  Facilities Corp., State Water
                  Subordinated Revolving Fund, PCR
                  Series E
                  5.00%, 06/15/13
                  Insured: MBIA ..................     1,016,250
    500,000       New York State Housing
                  Finance Agency Multifamily Mortgage
                  Housing, Series A
                  6.95%, 08/15/12 ................       543,125
    300,000       New York State Local Government
                  Assistance Corp., Series A
                  6.88%, 04/01/06
                  Pre-refunded 04/01/02 ..........       336,000
  1,000,000       New York State Local Government
                  Assistance Corp., Series B
                  6.00%, 04/01/18 ................     1,091,250
  1,250,000       New York State Local Government
                  Assistance Corp., Series C
                  6.00%, 04/01/07 ................     1,365,625
    800,000       New York State Medical Care
                  Facilities Finance Agency
                  Second Mortgage Program
                  Health Care Projects, Series B
                  6.35%, 11/01/14 ................       858,000
    500,000       New York State Mortgage Agency
                  Homeowner Mortgage, Series 27
                  6.90%, 04/01/15 ................       541,250
  3,000,000       New York State Mortgage Agency
                  Homeowner Mortgage, Series 67
                  5.70%, 10/01/17 ................     3,078,750
    145,000       New York State Mortgage Agency
                  Revenue, 8th Series
                  6.88%, 04/01/17 ................       145,402
  1,000,000       New York State Power Authority
                  Revenue, General Purpose,
                  Series AA 6.38%, 01/01/12 ......     1,096,250
    500,000       New York State Power Authority
                  Revenue, General Purpose, Series Z
                  6.63%, 01/01/12 ................       551,875
  1,250,000       New York State Thruway Authority
                  Revenue, Series A
                  5.88%, 01/01/07 ................     1,353,125
    500,000       Onondaga County, GO
                  5.88%, 02/15/10 ................       572,500

                       See Notes to Financial Statements.

---------------    New York Municipal Bond Fund
THE GALAXY FUND    PORTFOLIO OF INVESTMENTS (continued)
---------------    October 31, 1998

                                                         Value
   Par Value                                           (Note 2)
   ---------                                           --------
                  New York (continued)

$   100,000       Orleans County, GO
                  6.50%, 09/15/08 ................   $   118,375
  1,000,000       Port Authority of New York
                  and New Jersey
                  JFK International Air Terminal
                  6.00%, 12/01/07
                  Insured: MBIA ..................     1,140,000
    200,000       Port Authority of New York
                  and New Jersey
                  Consolidated Loan, Series 71
                  6.90%, 07/15/09 ................       215,750
    500,000       Port Authority of New York
                  and New Jersey
                  Consolidated Loan, Series 78
                  6.50%, 04/15/11 ................       535,625
    545,000       Rensselaer County, GO
                  5.25%, 06/01/11
                  Insured: AMBAC .................       589,962
  1,315,000       Triborough Bridge and
                  Tunnel Authority, Revenue
                  General Purpose, Series A
                  5.13%, 01/02/22 ................     1,328,150
    500,000       Triborough Bridge and
                  Tunnel Authority, Revenue
                  General Purpose, Series X
                  6.00%, 01/01/06 ................       528,125
    500,000       Triborough Bridge and
                  Tunnel Authority, Revenue
                  General Purpose, Series X
                  6.00%, 01/01/07 ................       527,500
    750,000       Triborough Bridge and
                  Tunnel Authority, Revenue
                  General Purpose, Series X
                  6.00%, 01/01/08 ................       789,374
    300,000       Triborough Bridge and
                  Tunnel Authority, Revenue
                  General Purpose, Series X
                  6.63%, 01/01/12 ................       360,000
    750,000       Triborough Bridge and
                  Tunnel Authority, Revenue
                  General Purpose, Series Y
                  6.00%, 01/01/12 ................       854,062
    100,000       Triborough Bridge and
                  Tunnel Authority, Revenue, SP OB
                  6.10%, 01/01/05
                  Insured: FGIC ..................       108,500
    250,000       Triborough Bridge and
                  Tunnel Authority, Revenue, SP OB
                  6.15%, 01/01/06
                  Insured: FGIC ..................       271,563
    500,000       United Nations Development Corp.
                  Senior Lien, Series A
                  6.00%, 07/01/06
                  Pre-refunded 07/01/03 ..........       555,000
  1,000,000       United Nations Development Corp.
                  Senior Lien, Series A
                  6.00%, 07/01/12
                  Pre-refunded 07/01/03 ..........     1,110,000

                  New York (continued)

$   500,000       United Nations Development Corp.
                  Subordinated Lien, Series B
                  6.20%, 07/01/11

                  Pre-refunded 07/01/03 ..........   $   559,375
                                                   -------------
                                                      79,338,784
                                                   -------------

                  Pennsylvania - 0.91%

  2,210,000       Elizabeth Forward School District
                  Capital Appreciation, Series B, GO
                  5.68%, 09/01/20 (A) ............       754,163
                                                   -------------

                  Other Territories - 1.39 %

  1,000,000       Puerto Rico Electric Power Authority
                  Series BB
                  6.00%, 07/01/12
                  Insured: MBIA ..................     1,153,750
                                                   -------------

                  Total Municipal Securities .....    81,246,697
                  (Cost $76,823,547)               -------------

     Shares
     ------
INVESTMENT COMPANY - 0.92 %
    763,333       New York Federated
                  Municipal Cash Trust ...........       763,333
                                                   -------------
                  Total Investment Company .......       763,333
                  (Cost $763,333)                  -------------

Total Investments - 98.78% .......................    82,010,030
(Cost $77,586,880)                                 -------------

Net Assets and Other Liabilities - 1.22% .........     1,009,646
                                                   -------------
Net Assets - 100.00% .............................   $83,019,676
                                                   =============

--------------------------------------------------------------------------------
(A) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.

(B) Interest is reset once a year. The interest rate shown reflects the rate in effect at October 31, 1998.

AMBAC  American Municipal Bond Assurance Corp.

FGIC   Federal Guaranty Insurance Corp.

FSA    Financial Security Assurance Company

GO     General Obligation

IDA    Industrial Development Agency

MBIA   Municipal Bond Insurance Association

PCR    Pollution Control Revenue

SP OB  Special Obligation

                       See Notes to Financial Statements.

---------------    Connecticut Municipal Bond Fund
THE GALAXY FUND    PORTFOLIO OF INVESTMENTS
---------------    October 31, 1998

                                                         Value
   Par Value                                           (Note 2)
   ---------                                           --------
MUNICIPAL SECURITIES - 98.40 %

                  California-0.77%

$   300,000       Los Angeles Regional
                  Airport Improvement Corp.
                  Lease Revenue, American Airlines
                  Los Angeles International Airport,
                  Series D
                  3.65%,12/01/24 (A)
                  LOC: Wachovia Bank of Georgia ..   $   300,000
                                                   -------------

                  Connecticut - 86.45%

    355,000       Bristol Water, GO
                  5.15%, 06/15/07 ................       386,506
    250,000       Cheshire, GO
                  5.10%, 08/15/07 ................       266,250
    885,000       Colchester, GO, Lot A
                  5.40%, 08/15/10
                  Insured: AMBAC .................       977,925
    400,000       Connecticut State Airport Revenue
                  Bradley International Airport
                  7.40%, 10/01/04
                  Insured: FGIC ..................       464,000
    325,000       Connecticut State Clean Water Fund
                  5.50%, 10/01/04 ................       353,844
    500,000       Connecticut State Clean Water Fund
                  7.00%, 01/01/11 ................       543,125
    200,000       Connecticut State Clean Water Fund
                  6.00%, 10/01/12 ................       229,750
    250,000       Connecticut State, GO, Series A
                  5.10%, 11/15/04 ................       267,500
  1,000,000       Connecticut State, GO, Series A
                  5.13%, 03/01/10 ................     1,060,000
    100,000       Connecticut State, GO, Series B
                  6.50%, 08/01/06 ................       104,499
    400,000       Connecticut State, GO, Series B
                  5.40%, 03/15/08 ................       440,000
  1,000,000       Connecticut State, GO, Series B
                  5.38%, 10/01/11 ................     1,063,750
    100,000       Connecticut State, GO, Series C
                  5.00%, 05/01/05 ................       105,750
    500,000       Connecticut State, GO, Series C
                  5.50%, 08/15/05 ................       545,000
    500,000       Connecticut State, GO, Series E
                  6.00%, 03/15/12 ................       580,000
    500,000       Connecticut State HEFA
                  Backus (William W.) Hospital Issue
                  Series D
                  5.63%, 07/01/17
                  Insured: AMBAC .................       546,875
    750,000       Connecticut State HEFA
                  Greenwich Hospital Issue, Series A
                  5.30%, 07/01/08
                  Insured: MBIA ..................       818,438
    250,000       Connecticut State HEFA
                  Hospital for Special Care Issue,
                  Series B 5.38%, 07/01/17 .......       253,438

                  Connecticut (continued)

$ 1,060,000       Connecticut State HEFA
                  Middlesex Hospital, Series H
                  5.00%, 07/01/12
                  Insured: MBIA ..................   $ 1,099,750
    375,000       Connecticut State HEFA
                  Newington Childrens Hospital
                  Series A
                  5.65%, 07/01/05
                  Insured: MBIA ..................       412,500
    500,000       Connecticut State HEFA
                  Trinity College, Series F
                  5.50%, 07/01/21
                  Insured: MBIA ..................       554,375
    200,000       Connecticut State Housing
                  Finance Authority
                  Housing Mortgage Finance Program
                  Series A
                  5.40%, 05/15/04 ................       211,250
    105,000       Connecticut State Housing
                  Finance Authority
                  Housing Mortgage Finance Program
                  Series A
                  5.60%, 05/15/05 ................       111,563
    125,000       Connecticut State Housing
                  Finance Authority
                  Housing Mortgage Finance Program
                  Series A-1
                  5.85%, 11/15/16 ................       130,000
    400,000       Connecticut State Housing
                  Finance Authority
                  Housing Mortgage Finance Program
                  Series B
                  6.25%, 11/15/05 ................       429,500
    100,000       Connecticut State Housing
                  Finance Authority
                  Housing Mortgage Finance Program
                  Series B
                  6.20%, 05/15/12 ................       106,000
    415,000       Connecticut State Housing
                  Finance Authority
                  Housing Mortgage Finance Program
                  Series F-1
                  5.60%, 05/15/14 ................       429,525
  1,500,000       Connecticut State Housing
                  Finance Authority
                  Housing Mortgage Finance Program
                  Series D-2
                  5.45%, 11/15/24 ................     1,522,500
  1,000,000       Connecticut State Resource
                  Recovery Authority
                  Series A
                  5.75%, 11/15/07 ................     1,130,000
    300,000       Connecticut State Resource
                  Recovery Authority
                  Mid-Connecticut System, Series A
                  5.60%, 11/15/99 ................       306,471

                       See Notes to Financial Statements.

---------------    Connecticut Municipal Bond Fund
THE GALAXY FUND    PORTFOLIO OF INVESTMENTS (continued)
---------------    October 31, 1998

                                                         Value
   Par Value                                           (Note 2)
   ---------                                           --------
                  Connecticut (continued)

$   200,000       Connecticut State
                  Special Tax Obligation
                  Transportation Infrastructure,
                  Series A 6.80%, 06/01/99 .......   $   204,318
    150,000       Connecticut State
                  Special Tax Obligation
                  Transportation Infrastructure,
                  Series A 5.10%, 09/01/04 .......       159,375
    950,000       Connecticut State
                  Special Tax Obligation
                  Transportation Infrastructure,
                  Series A 5.13%, 09/01/05 .......     1,012,938
    700,000       Connecticut State
                  Special Tax Obligation
                  Transportation Infrastructure,
                  Series A 5.40%, 04/01/07 .......       752,500
  1,250,000       Connecticut State
                  Special Tax Obligation
                  Transportation Infrastructure,
                  Series A 5.25%, 09/01/07 .......     1,353,125
    925,000       Connecticut State
                  Special Tax Obligation
                  Transportation Infrastructure,
                  Series A 5.38%, 09/01/08 .......     1,007,093
  1,750,000       Connecticut State
                  Special Tax Obligation
                  Transportation Infrastructure,
                  Series A 5.50%, 10/01/12 .......     1,957,812
  1,000,000       Connecticut State
                  Special Tax Obligation
                  Transportation Infrastructure,
                  Series A 5.00%, 11/01/15
                  Insured: FSA ...................     1,021,250
    400,000       Connecticut State
                  Special Tax Obligation
                  Transportation Infrastructure,
                  Series B 6.13%, 09/01/12 .......       457,000
    200,000       Danbury, GO
                  5.63%, 02/01/13 ................       221,750
    250,000       East Hampton, GO
                  5.10%, 06/15/05
                  Insured: MBIA ..................       266,563
  1,100,000       Fairfield, GO
                  5.00%, 01/01/18 ................     1,117,875
    500,000       Hamden, GO
                  5.50%, 08/15/14
                  Insured: MBIA ..................       533,125
    250,000       Hartford County
                  Metropolitan District, GO
                  6.70%, 10/01/09 ................       305,937

                  Connecticut (continued)

$   300,000       Meriden, GO
                  5.75%, 10/15/04
                  Insured: AMBAC .................   $   331,125
    580,000       Monroe, GO
                  5.63%, 04/15/14
                  Insured: FGIC ..................       619,875
    370,000       Montville, GO
                  5.30%, 12/01/09 ................       406,538
  1,500,000       New Haven, GO
                  5.38%, 02/15/11
                  Insured: FGIC ..................     1,605,000
    100,000       New Milford, GO
                  5.80%, 10/01/01 ................       106,375
    250,000       New Milford, GO
                  5.50%, 08/01/08 ................       277,500
  1,000,000       New Milford, GO
                  5.00%, 05/15/15 ................     1,020,000
    350,000       Norwalk, GO
                  5.00%, 01/15/05 ................       368,375
    200,000       Norwalk, GO
                  5.00%, 01/15/06 ................       210,250
    500,000       Norwich, GO
                  5.63%, 09/15/07 ................       550,625
    330,000       Regional School District No. 5, GO
                  5.05%, 05/15/04 ................       341,962
    135,000       Regional School District No. 5, GO
                  5.15%, 05/15/05 ................       140,230
    225,000       South Central Regional
                  Water Authority
                  Water System, Series 11
                  5.75%, 08/01/12
                  Insured: FGIC ..................       245,250
    175,000       South Central Regional
                  Water Authority
                  Water System, Series 12
                  5.13%, 08/01/07
                  Insured: FGIC ..................       186,156
    100,000       Trumbull, GO
                  6.00%, 05/15/04 ................       111,500
    500,000       University of Connecticut, GO
                  Series A
                  5.25%, 06/01/15 ................       528,125
                  Insured: MBIA
    100,000       West Hartford, GO
                  6.00%, 05/01/07 ................       115,125
    250,000       West Haven, GO, Series B
                  5.20%, 06/01/05 ................       264,688
    250,000       West Haven, GO, Series B
                  5.40%, 06/01/09 ................       264,375
                                                   -------------
                                                      33,513,819
                                                   -------------

                       See Notes to Financial Statements.

---------------    Connecticut Municipal Bond Fund
THE GALAXY FUND    PORTFOLIO OF INVESTMENTS (continued)
---------------    October 31, 1998

                                                         Value
   Par Value                                           (Note 2)
   ---------                                           --------
                  Other Territories - 11.18%

$ 1,000,000       Puerto Rico Commonwealth, GO
                  6.00%, 07/01/16
                  Insured: MBIA ..................   $ 1,162,500
  1,000,000       Puerto Rico Commonwealth
                  Public Improvement, GO
                  5.50%, 07/01/11 ................     1,075,000
  1,000,000       Puerto Rico Electric Power
                  Authority Revenue, Series GG
                  5.13%, 07/01/16
                  Insured: FSA ...................     1,030,000
  1,000,000       Puerto Rico Municipal
                  Finance Agency, Series A
                  5.50%, 07/01/17
                  Insured: FSA ...................     1,065,000
                                                   -------------
                                                       4,332,500
                                                   -------------
                  Total Municipal Securities .....    38,146,319
                  (Cost $35,984,152)               -------------

                                                         Value
   Shares                                              (Note 2)
   ------                                              ---------
INVESTMENT COMPANY - 0.54%
    210,308       Connecticut Federated
                  Municipal Cash Trust ...........   $   210,308
                                                   -------------
                  Total Investment Company .......       210,308
                  (Cost $210,308)                  -------------

Total Investments - 98.94% .......................    38,356,627
(Cost $36,194,460)                                 -------------

Net Assets and Other Liabilities - 1.06% .........       411,458
                                                   -------------
Net Assets - 100.00%                                 $38,768,085
                                                   =============

--------------------------------------------------------------------------------
(A) Interest is reset once a year. The interest rate shown reflects the rate in effect at October 31, 1998.

AMBAC  American Municipal Bond Assurance Corp.

FGIC   Federal Guaranty Assurance Corp.

FSA    Federal Security Assurance Company

GO     General Obligation

HEFA   Health and Education Facilities Authority

LOC    Letter of Credit

MBIA   Municipal Bond Investors Assurance

                       See Notes to Financial Statements.

---------------    Massachusetts Municipal Bond Fund
THE GALAXY FUND    PORTFOLIO OF INVESTMENTS
---------------    October 31, 1998

                                                         Value
   Par Value                                           (Note 2)
   ---------                                           --------
MUNICIPAL SECURITIES - 97.46%

                  Massachusetts - 89.26%

$   700,000       Andover, GO
                  5.00%, 12/01/10 ................   $   739,375
    300,000       Attleboro,GO
                  5.20%, 07/01/02
                  Insured: AMBAC .................       315,375
    250,000       Boston, GO
                  5.25%, 10/01/05
                  Insured: MBIA ..................       269,375
    360,000       Boston, GO, Series A
                  5.45%, 02/01/07
                  Insured: AMBAC .................       385,650
    225,000       Boston, GO, Series A
                  5.55%, 02/01/08
                  Insured: AMBAC .................       240,187
    200,000       Boston Water and Sewer Commission
                  General Purpose, Senior Series A
                  5.50%, 11/01/01
                  Insured: FSA ...................       211,000
    230,000       Boston Water and Sewer Commission
                  General Purpose, Senior Series A
                  7.00%, 11/01/18
                  Pre-refunded 11/01/01
                  Insured: FGIC ..................       256,163
    100,000       Brookline, GO
                  5.60%, 09/01/10 ................       106,625
    250,000       Deerfield, GO
                  5.60%, 06/15/02 ................       265,937
    250,000       Franklin, GO
                  5.50%, 11/15/02
                  Insured: MBIA ..................       266,875
    100,000       Kingston, GO
                  5.70%, 08/01/07 ................       106,750
    250,000       Lowell, GO
                  6.05%, 04/01/11
                  Insured: FSA ...................       276,563
    100,000       Lynn Water and Sewer Commission
                  5.30%, 12/01/06
                  Insured: FGIC ..................       106,500
    130,000       Massachusetts Bay Transportation
                  Authority, Series A
                  6.00%, 03/01/12 ................       141,537
    200,000       Massachusetts Bay Transportation
                  Authority, Series A
                  5.75%, 03/01/22 ................       212,750
  1,000,000       Massachusetts Bay Transportation
                  Authority, Series D
                  5.00%, 03/01/11 ................     1,041,250
    750,000       Massachusetts Educational
                  Financing Authority
                  Revenue, Issue G, Series A
                  5.15%, 12/01/15
                  Insured: MBIA ..................       737,813
    370,000       Massachusetts State, GO
                  Federal Assisted Housing
                  6.00%, 02/01/08 ................       411,625
    250,000       Massachusetts State, GO, Series A
                  6.25%, 07/01/02 ................       272,188

                  Massachusetts (continued)

$   250,000       Massachusetts State, GO, Series A
                  6.25%, 07/01/04 ................   $   279,687
    750,000       Massachusetts State, GO, Series A
                  5.25%, 02/01/08 ................       794,062
    200,000       Massachusetts State, GO, Series B
                  5.30%, 11/01/05 ................       216,500
    100,000       Massachusetts State, GO, Series B
                  5.50%, 11/01/07 ................       110,875
  4,000,000       Massachusetts State Capital
                  Appreciation, Series A
                  Federal Highway Note
                  5.15%, 06/15/15 (A) ............     1,800,000
    250,000       Massachusetts State Consolidated
                  Loan GO, Series A
                  5.75%, 02/01/15
                  Insured: MBIA ..................       274,375
    250,000       Massachusetts State Consolidated
                  Loan GO, Series B
                  5.10%, 07/01/03 ................       264,063
  1,000,000       Massachusetts State Consolidated
                  Loan GO, Series C
                  5.02%, 08/01/18 (A) ............       385,000
    100,000       Massachusetts State Convention
                  Center Authority
                  Boston Common Parking Garage
                  Series A
                  5.35%, 09/01/06 ................       107,625
    100,000       Massachusetts State Convention
                  Center Authority
                  Boston Common Parking Garage
                  Series A
                  5.40%, 09/01/07 ................       107,500
  1,000,000       Massachusetts State Grant
                  Anticipation Notes, Series A
                  5.50%, 06/15/14 ................     1,052,500
  1,000,000       Massachusetts State HEFA
                  Amherst College, Series G
                  5.00%, 11/01/18 ................     1,000,000
  2,000,000       Massachusetts State HEFA
                  Amherst College, Series G
                  5.38%, 11/01/20 ................     2,050,000
    400,000       Massachusetts State HEFA
                  Beth Israel Hospital, Series G
                  5.70%, 07/01/05
                  Insured: AMBAC .................       427,500
  2,000,000       Massachusetts State HEFA
                  Boston College, Series L
                  5.00%, 06/01/26 ................     2,002,500
  1,000,000       Massachusetts State HEFA
                  Caregroup, Series A
                  5.50%, 07/01/08 ................     1,091,250
  1,640,000       Massachusetts State HEFA
                  Catholic Health East, Series A
                  5.25%, 11/15/13 ................     1,689,200
  1,000,000       Massachusetts State HEFA
                  Harvard University, Series P
                  5.63%, 11/01/26 ................     1,068,750

                       See Notes to Financial Statements.

---------------    Massachusetts Municipal Bond Fund
THE GALAXY FUND    PORTFOLIO OF INVESTMENTS (continued)
---------------    October 31, 1998

                                                         Value
   Par Value                                           (Note 2)
   ---------                                           --------
                  Massachusetts (continued)

$ 1,000,000       Massachusetts State HEFA
                  Harvard University, Series P
                  5.38%, 11/01/32 ................   $ 1,027,500
    100,000       Massachusetts State HEFA
                  McLean Hospital Issue, Series C
                  6.63%, 07/01/15
                  Insured: FGIC ..................       110,000
    250,000       Massachusetts State HEFA
                  Medical Center of
                  Central Massachusetts
                  Series B
                  6.00%, 07/01/02
                  Insured: AMBAC .................       269,375
  1,435,000       Massachusetts State HEFA
                  Partners Healthcare System,
                  Series A 5.38%, 07/01/17
                  Insured: MBIA ..................     1,472,669
    100,000       Massachusetts State HEFA
                  South Shore Hospital, Series E
                  5.40%, 07/01/07
                  Insured: MBIA ..................       105,125
    325,000       Massachusetts State HEFA
                  South Shore Hospital, Series E
                  5.50%, 07/01/13
                  Insured: MBIA ..................       341,250
    500,000       Massachusetts State HEFA
                  Williams College, Series D
                  5.40%, 07/01/05 ................       535,625
  1,750,000       Massachusetts State HEFA
                  Williams College, Series F
                  5.50%, 07/01/26 ................     1,809,062
    150,000       Massachusetts State Housing
                  Finance Agency
                  Single Family, Series 41
                  5.25%, 06/01/01 ................       154,500
  1,250,000       Massachusetts State IFA
                  Belmont Hill School
                  5.63%, 09/01/20 ................     1,301,563
    400,000       Massachusetts State IFA
                  Brooks School
                  5.95%, 07/01/23 ................       418,000
  2,000,000       Massachusetts State IFA
                  College of the Holy Cross
                  5.00%, 09/01/23
                  Insured:  MBIA .................     1,967,500
  1,000,000       Massachusetts State IFA
                  Combined Jewish Philanthropies
                  Series A
                  6.38%, 02/01/15
                  Insured: AMBAC .................     1,112,500
  1,000,000       Massachusetts State IFA
                  Concord Academy
                  5.50%, 09/01/27 ................     1,012,500
  1,000,000       Massachusetts State IFA
                  Groton School, Series A
                  5.00%, 03/01/28 ................     1,000,000

                  Massachusetts (continued)

$   250,000       Massachusetts State IFA
                  Lesley College Project, Series A
                  6.00%, 07/01/10
                  Insured: Connie Lee ............   $   276,250
    300,000       Massachusetts State IFA
                  Milton Academy, Series B
                  5.30%, 09/01/08
                  Insured: MBIA ..................       317,250
    950,000       Massachusetts State IFA
                  Nantucket Electric Company,
                  Series A AMT
                  5.88%, 07/01/17
                  Insured: AMBAC .................     1,027,187
    500,000       Massachusetts State IFA
                  Park School
                  5.90%, 09/01/26 ................       528,750
  2,000,000       Massachusetts State IFA
                  Phillips Academy Issue
                  5.38%, 09/01/23 ................     2,047,500
  1,210,000       Massachusetts State IFA
                  Trustees Deerfield Academy,
                  Revenue 5.00%, 10/01/23 ........     1,220,588
  1,830,000       Massachusetts State IFA
                  Tufts University, Series H
                  5.50%, 02/15/13
                  Insured: MBIA ..................     1,992,412
  1,200,000       Massachusetts State IFA
                  Wentworth Institute of Technology
                  5.65%, 10/01/18 ................     1,236,000
  1,300,000       Massachusetts State IFA
                  Worcester Polytechnic Institute
                  Series 2
                  5.25%, 09/01/14
                  Insured: MBIA ..................     1,340,625
    635,000       Massachusetts State Port
                  Authority 5.63%, 07/01/12 ......       681,831
  1,000,000       Massachusetts State Port
                  Authority Series A
                  5.75%, 07/01/12 ................     1,115,000
    250,000       Massachusetts State Port
                  Authority Series B
                  5.30%, 07/01/01 ................       260,312
  1,000,000       Massachusetts State Port
                  Authority Series C
                  5.13%, 07/01/16 ................     1,017,500
    350,000       Massachusetts State, SP OB
                  and Revenue, Series A
                  5.80%, 06/01/00
                  Insured: AMBAC .................       362,250
    300,000       Massachusetts State, SP OB
                  and Revenue, Series A
                  7.00%, 06/01/02 ................       332,250
  1,000,000       Massachusetts State, SP OB
                  and Revenue, Series A
                  5.50%, 06/01/13 ................     1,085,000
    200,000       Massachusetts State, SP OB
                  and Revenue, Series A
                  6.00%, 06/01/13
                  Insured: AMBAC .................       215,250

                       See Notes to Financial Statements.

---------------    Massachusetts Municipal Bond Fund
THE GALAXY FUND    PORTFOLIO OF INVESTMENTS (continued)
---------------    October 31, 1998

                                                         Value
   Par Value                                           (Note 2)
   ---------                                           --------
                  Massachusetts (continued)

$   250,000       Massachusetts State, SP OB
                  and Revenue, Series A
                  5.80%, 06/01/14
                  Pre-refunded 06/01/04 ..........   $   275,000
    250,000       Massachusetts State
                  Turnpike Authority, Series A
                  5.00%, 01/01/13 ................       261,250
    250,000       Massachusetts State
                  Water Pollution Abatement Trust
                  MWRA Loan Program, Series A
                  5.40%, 08/01/11 ................       266,250
    250,000       Massachusetts State
                  Water Pollution Abatement Trust
                  Pooled Loan Program, Series 1
                  5.00%, 02/01/02 ................       259,687
    300,000       Massachusetts State
                  Water Resource Authority,
                  Series A 6.30%, 12/01/01 .......       322,500
    100,000       Massachusetts State
                  Water Resource Authority,
                  Series A 6.00%, 04/01/20 .......       103,625
    190,000       Massachusetts State
                  Water Resource Authority,
                  Series A 6.50%, 07/15/21
                  Pre-refunded 07/15/02 ..........       211,613
    300,000       Massachusetts State
                  Water Resource Authority,
                  Series B 5.88%, 11/01/04 .......       327,000
  1,000,000       Massachusetts State
                  Water Resource Authority,
                  Series B  5.50%, 08/01/10
                  Insured: FSA ...................     1,107,500
  1,165,000       Massachusetts State
                  Water Resource Authority,
                  Series B 5.50%, 08/01/15
                  Insured: FSA ...................     1,256,744
  1,000,000       Methuen, GO
                  5.63%, 11/15/14
                  Insured: FSA ...................     1,075,000
    220,000       Nantucket Island Land Bank
                  GO and Revenue, Series E
                  7.25%, 07/01/19 ................       243,925
    450,000       New England Education
                  Loan Marketing Corp.
                  Massachusetts Student
                  Loan Revenue, Issue A
                  5.80%, 03/01/02 ................       474,750
    200,000       Northampton, GO
                  5.30%, 09/01/10
                  Insured: AMBAC .................       210,500
    150,000       Salem, GO
                  5.80%, 07/15/06
                  Insured: AMBAC .................       161,813
    100,000       Salem, GO
                  5.90%, 07/15/07
                  Insured: AMBAC .................       108,000
                  Massachusetts (continued)

$   200,000       Sandwich, GO
                  5.40%, 11/01/07
                  Insured: AMBAC .................   $   215,250
  1,000,000       Southeastern Massachusetts
                  University Building Authority
                  Project Revenue, Series A
                  5.75%, 05/01/16
                  Insured: AMBAC .................     1,070,000
  1,500,000       Springfield Municipal Purpose
                  Loan, GO
                  5.00%, 09/01/15 ................     1,516,875
    400,000       Taunton, GO
                  8.00%, 02/01/01 ................       436,000
    250,000       University of Lowell
                  Building Authority
                  Fifth Series A
                  6.75%, 11/01/03
                  Insured: AMBAC .................       283,125
    200,000       University of Massachusetts
                  Building Authority, Series A
                  5.50%, 05/01/03
                  Insured: MBIA ..................       214,000
    100,000       Woods Hole,
                  Martha's Vineyard and Nantucket
                  Steamship Bonds, Series B
                  6.00%, 03/01/02 ................       107,500
  1,000,000       Worcester, Series A
                  5.00%, 07/01/14
                  Insured: FSA ...................     1,016,250
                                                   -------------
                                                      60,302,206
                                                   -------------

                  Other Territories - 6.51%

    500,000       Puerto Rico Commonwealth
                  Aqueduct and Sewer Authority
                  6.00%, 07/01/09
                  Insured: Commonwealth Guaranteed       576,250
    500,000       Puerto Rico Commonwealth
                  Infrastructure Financing Authority
                  Special Tax Revenue, Series A
                  5.13%, 07/01/09 ................       539,375
  1,000,000       Puerto Rico Commonwealth
                  Public Improvement, GO
                  5.50%, 07/01/13 ................     1,067,500
  1,000,000       Puerto Rico Electric Power
                  Authority Series BB
                  6.00%, 07/01/12
                  Insured: MBIA ..................     1,153,750
  1,000,000       Puerto Rico Municipal
                  Finance Agency, Series A
                  5.50%, 07/01/17
                  Insured: FSA ...................     1,065,000
                                                   -------------
                                                       4,401,875
                                                   -------------

                       See Notes to Financial Statements.

---------------    Massachusetts Municipal Bond Fund
THE GALAXY FUND    PORTFOLIO OF INVESTMENTS (continued)
---------------    October 31, 1998

                                                         Value
   Par Value                                           (Note 2)
   ---------                                           --------
                  Texas - 1.69%

$ 1,000,000       Lubbock, Texas, Independent School
                  District GO, Capital Appreciation
                  6.01%, 02/15/09 (A) ............   $   638,750
    500,000       North Central Texas Health
                  Facility Development Corp.,
                  Series C Presbyterian Medical
                  Center 3.65%, 12/01/15 (B)
                  Insured: MBIA
                  SPA: NationsBank of Texas ......       500,000
                                                   -------------
                                                       1,138,750
                                                   -------------
                  Total Municipal Securities .....    65,842,831
                  (Cost $63,357,172)               -------------

     Shares
     ------
INVESTMENT COMPANY - 1.31%

    885,722       Massachusetts Federated
                  Municipal Cash Trust ...........       885,722
                                                   -------------
                  Total Investment Company .......       885,722
                  (Cost $885,722)                  -------------

Total Investments - 98.77% .......................    66,728,553
(Cost $64,242,894)                                 -------------

Net Assets and Other Liabilities - 1.23% .........       831,177
                                                   -------------
Net Assets - 100.00% .............................   $67,559,730
                                                   =============

--------------------------------------------------------------------------------
(A) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.

(B) Variable rate bond. Rate shown reflects rate in effect at October 31, 1998.

AMBAC       American Municipal Bond Assurance Corp.

AMT Alternative Minimum Tax. Private activity obligations whose interest is subject to the Federal AMT for individuals.

Connie Lee  College Construction Loan Association

FGIC        Federal Guaranty Insurance Corp.

FSA         Financial Security Assurance Company

GO          General Obligation

HEFA        Health and Educational Facilities Authority

IFA         Industrial Finance Agency

MBIA        Municipal Bond Insurance Association

MWRA        Massachusetts Water Resource Authority

SPA         Stand-by Purchase Agreement

SP OB       Special Obligation

                       See Notes to Financial Statements.

---------------    Rhode Island Municipal Bond Fund
THE GALAXY FUND    PORTFOLIO OF INVESTMENTS
---------------    October 31, 1998

                                                         Value
   Par Value                                           (Note 2)
   ---------                                           --------
MUNICIPAL SECURITIES - 96.85%

                  Illinois - 0.99%

$   200,000       Joliet Regional Port District
                  Marine Terminal Revenue
                  Exxon Project
                  3.70%, 10/01/24 (B) ............   $   200,000
                                                   -------------

                  Rhode Island - 78.81%

    500,000       Bristol County Water Authority
                  Revenue, General, Series A
                  5.00%, 07/01/16
                  Insured: MBIA ..................       505,625
    200,000       Burrillville, GO
                  5.85%, 05/01/14
                  Insured: FGIC ..................       219,000
    500,000       Convention Center Authority,
                  Series A 6.38%, 05/15/23
                  Insured: MBIA ..................       542,500
    700,000       Lincoln, GO
                  5.50%, 08/15/10
                  Insured: MBIA ..................       742,000
    300,000       Pawtucket, GO
                  5.63%, 04/15/07 ................       323,250
    400,000       Pawtucket, GO
                  5.75%, 04/15/11
                  Insured: FGIC ..................       429,000
    500,000       Providence, GO
                  5.70%, 01/15/06
                  Insured: MBIA ..................       533,750
    500,000       Providence, GO
                  5.45%, 01/15/10
                  Insured: FSA ...................       537,500
    225,000       Providence, GO
                  6.75%, 01/15/10
                  Pre-refunded 01/15/00
                  Insured: MBIA ..................       237,938
    250,000       Rhode Island
                  Clean Water Protection
                  Finance Agency
                  Wastewater Treatment System
                  Cranston
                  5.80%, 09/01/22
                  Insured: MBIA ..................       269,063
    150,000       Rhode Island
                  Clean Water Protection
                  Finance Agency
                  Revenue, Safe Drinking Water
                  Providence, Series A
                  6.20%, 01/01/06
                  Insured: AMBAC .................       168,188
    100,000       Rhode Island
                  Clean Water Protection
                  Finance Agency
                  Revenue, Safe Drinking Water
                  Providence, Series A
                  6.70%, 01/01/15
                  Insured: AMBAC .................       113,875

                  Rhode Island (continued)

$   500,000       Rhode Island
                  Depositors Economic Protection Corp.
                  SP OB, Series A
                  5.75%, 08/01/21 ................   $   558,750
    250,000       Rhode Island
                  Depositors Economic Protection Corp.
                  SP OB, Series B
                  5.25%, 08/01/21
                  Insured: MBIA ..................       268,750
    300,000       Rhode Island
                  Housing and Mortgage Finance Corp.
                  Revenue, Homeownership
                  Opportunity Series 17-A
                  6.25%, 04/01/17 ................       317,625
    500,000       Rhode Island
                  Housing and Mortgage Finance Corp.
                  Revenue, Homeownership
                  Opportunity, Series 19-A
                  5.70%, 04/01/15 ................       517,500
    500,000       Rhode Island
                  Housing and Mortgage Finance Corp.
                  Revenue, Homeownership
                  Opportunity, Series 22-A
                  5.55%, 04/01/17 ................       513,750
    500,000       Rhode Island
                  Housing and Mortgage Finance Corp.
                  Revenue, Multifamily Housing
                  Series A
                  5.60%, 07/01/10
                  Insured: AMBAC .................       535,625
    500,000       Rhode Island
                  Housing and Mortgage Finance Corp.
                  Multifamily Housing, Series A
                  6.15%, 07/01/17
                  Insured: AMBAC .................       535,000
    250,000       Rhode Island
                  Housing and Mortgage Finance Corp.
                  Revenue, Rental Housing Program
                  Series A
                  5.65%, 10/01/07 ................       261,563
    150,000       Rhode Island State, GO, Series A
                  6.25%, 06/15/07
                  Pre-refunded 06/15/02
                  Insured: FGIC ..................       165,375
    200,000       Rhode Island State, GO, Series A
                  6.10%, 06/15/03
                  Insured: FGIC ..................       218,750
    150,000       Rhode Island State, GO, Series A
                  6.25%, 06/15/07
                  Unrefunded
                  Insured: FGIC ..................       163,687
    250,000       Rhode Island State
                  Consolidated Capital Development
                  Loan GO, Series A
                  5.13%, 07/15/12
                  Insured: FGIC ..................       261,250

                       See Notes to Financial Statements.

---------------    Rhode Island Municipal Bond Fund
THE GALAXY FUND    PORTFOLIO OF INVESTMENTS (continued)
---------------    October 31, 1998

                                                         Value
   Par Value                                           (Note 2)
   ---------                                           --------
                  Rhode Island (continued)

$   250,000       Rhode Island State
                  Economic Development Corp.
                  Revenue, Airport Series B
                  5.25%, 07/01/11
                  Insured: FSA ...................   $   265,312
    500,000       Rhode Island State
                  Economic Development Corp.
                  Revenue, Airport Series B
                  5.00%, 07/01/18
                  Insured: FSA ...................       495,000
    250,000       Rhode Island State
                  Economic Development Corp.
                  Revenue, Airport Series B
                  5.00%, 07/01/23
                  Insured: FSA ...................       245,937
    130,000       Rhode Island State
                  Health and Educational Building Corp.
                  Revenue, Higher Education Facility
                  Brown University
                  6.75%, 09/01/16 ................       136,418
    500,000       Rhode Island State
                  Health and Educational Building Corp.
                  Revenue, Higher Education Facility
                  Brown University
                  6.00%, 09/01/20 ................       545,000
  1,000,000       Rhode Island State
                  Health and Educational Building Corp.
                  Revenue, Higher Education Facility
                  Brown University
                  5.00%, 09/01/23 ................     1,000,000
    275,000       Rhode Island State
                  Health and Educational Building Corp.
                  Revenue, Higher Education Facility
                  Bryant College, SP OB
                  6.50%, 06/01/05
                  Insured: MBIA ..................       301,812
    475,000       Rhode Island State
                  Health and Educational Building Corp.
                  Revenue, Higher Education Facility
                  New England Institute
                  6.00%, 03/01/15
                  Insured: Connie Lee ............       513,594
    300,000       Rhode Island State
                  Health and Educational Building Corp.
                  Revenue, Higher Education Facility
                  Providence College
                  5.60%, 11/01/09
                  Insured: MBIA ..................       321,000
    500,000       Rhode Island State
                  Health and Educational Building Corp.
                  Revenue, Higher Education Facility
                  Rhode Island School of Design
                  5.63%, 06/01/16
                  Insured: MBIA ..................       537,500

                  Rhode Island (continued)

$   500,000       Rhode Island State
                  Health and Educational Building Corp.
                  Revenue, Higher Education Facility
                  Roger Williams
                  6.50%, 11/15/24
                  Insured: Connie Lee ............   $   547,500
    260,000       Rhode Island State
                  Health and Educational Building Corp.
                  Revenue, Higher Education Facility
                  Salve Regina
                  6.25%, 03/15/13
                  Insured: Connie Lee ............       284,375
    500,000       Rhode Island State
                  Health and Educational Building Corp.
                  Revenue, Miriam Hospital Issue
                  Series B
                  6.60%, 04/01/19 ................       562,500
    300,000       Rhode Island State
                  Health and Educational Building Corp.
                  Revenue, Saint Antoine
                  6.75%, 11/15/18
                  LOC: Allied Irish Banks NY .....       326,250
    500,000       Rhode Island State
                  Industrial Facilities Corp.,
                  Revenue Marine Terminal, Mobil
                  Oil Refining  6.00%, 11/01/14 ..       538,125
    100,000       South Kingstown, GO, Series B
                  5.50%, 06/15/10
                  Insured: FSA ...................       108,500
    100,000       Warwick, GO
                  7.00%, 11/15/02
                  Insured: FGIC ..................       105,968
    140,000       Westerly, GO
                  6.00%, 09/15/14
                  Insured: AMBAC .................       153,475
                                                   -------------
                                                      15,927,580
                                                   -------------

                  Other Territories - 15.63%

    250,000       Puerto Rico Commonwealth, GO
                  6.00%, 07/01/16
                  Insured: MBIA ..................       290,625
    500,000       Puerto Rico Commonwealth, GO
                  Public Improvement
                  5.50%, 07/01/12 ................       535,000
    500,000       Puerto Rico Commonwealth
                  Special Tax Revenue, Series A
                  Infrastructure Finance Authority
                  5.00%, 07/01/16
                  Insured: AMBAC .................       506,250
    500,000       Puerto Rico Electric Power Authority
                  Revenue, Series EE
                  5.25%, 07/01/15
                  Insured: MBIA ..................       524,375

                       See Notes to Financial Statements.

---------------    Rhode Island Municipal Bond Fund
THE GALAXY FUND    PORTFOLIO OF INVESTMENTS (continued)
---------------    October 31, 1998

                                                         Value
   Par Value                                           (Note 2)
   ---------                                           --------
                  Other Territories (continued)

$   400,000       Puerto Rico Municipal
                  Finance Agency, Series A
                  6.00%, 07/01/14
                  Insured: FSA ...................   $   440,500
    315,000       Puerto Rico Municipal
                  Finance Agency, Series A
                  5.50%, 07/01/17
                  Insured: FSA ...................       335,475
    500,000       Puerto Rico Public Buildings
                  Authority Government Facilities,
                  Series A 5.50%, 07/01/21
                  Insured: AMBAC .................       525,625
                                                   -------------
                                                       3,157,850
                                                   -------------

                  Texas - 1.42%

    450,000       Lubbock, Texas,
                  Independent School District GO,
                  Capital Appreciation
                  6.10%, 02/15/09 (A) ............       287,437
                                                   -------------

                  Total Municipal Securities .....    19,572,867
                  (Cost $18,552,341)               -------------

                                                        Value
    Shares                                             (Note 2)
    ------                                             --------
INVESTMENT COMPANY - 4.29%
    867,675       Federated Tax-Free Obligations
                  Fund ...........................   $   867,675
                                                   -------------

                  Total Investment Company .......       867,675
                  (Cost $867,675)                  -------------

Total Investments - 101.14% ......................    20,440,542
(Cost $19,420,016)                                 -------------

Net Other Assets and Liabilities - (1.14)% .......      (230,885)
                                                   -------------
Net Assets - 100.00% .............................   $20,209,657
                                                   =============

--------------------------------------------------------------------------------
(A) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.

(B) Interest is reset once a year. The interest rate shown reflects the rate in effect at October 31, 1998.

AMBAC       American Municipal Bond Assurance Corp.

Connie Lee  College Construction Loan Association

FGIC        Federal Guaranty Insurance Corp.

FSA         Financial Security Assurance Company

GO          General Obligation

LOC         Letter of Credit

MBIA        Municipal Bond Investors Assurance

SP OB       Special Obligation

                       See Notes to Financial Statements.

---------------
THE GALAXY FUND    STATEMENTS OF ASSETS AND LIABILITIES
---------------    October 31, 1998

                                                                           New Jersey    New York
                                                           Tax-Exempt       Municipal    Municipal
                                                            Bond Fund       Bond Fund    Bond Fund
                                                          -------------    ----------    ----------
ASSETS:
   Investments (Note 2):
     Investments at cost ..............................   $152,974,031     $8,504,936    $77,586,880
     Net unrealized appreciation ......................      8,178,011        183,092      4,423,150
                                                          ------------     ----------    -----------
     Total investments at value .......................    161,152,042      8,688,028     82,010,030
   Cash ...............................................             --          1,238             --
   Receivable for shares sold .........................        151,158          1,092         84,453
   Interest and dividend receivables ..................      2,387,819        111,788      1,252,443
   Deferred organizational expense (Note 2) ...........             --         15,026             --
                                                          ------------     ----------    -----------
     Total Assets .....................................    163,691,019      8,817,172     83,346,926
                                                          ------------     ----------    -----------

LIABILITIES:
   Dividends payable ..................................        347,782         27,462        153,492
   Payable for investments purchased ..................             --        250,750             --
   Payable to Custodian ...............................          1,611             --         72,781
   Payable for shares repurchased .....................         60,974             --         23,366
   Advisory fee payable (Note 3) ......................         76,797          1,800         38,881
   Payable to Fleet affiliates (Note 3) ...............          9,757            360         10,334
   Payable to Administrator (Note 3) ..................         19,393          4,241          6,183
   Trustees' fees and expenses payable (Note 3) .......          1,482             87            626
   Accrued expenses and other payables ................         30,723         16,254         21,587
                                                          ------------     ----------    -----------
     Total Liabilities ................................        548,519        300,954        327,250
                                                          ------------     ----------    -----------
NET ASSETS ............................................   $163,142,500     $8,516,218    $83,019,676
                                                          ============     ==========    ===========

NET ASSETS consist of:
   Par value (Note 5) .................................   $     14,441     $      832    $     7,260
   Paid-in capital in excess of par value .............    152,983,395      8,331,009     79,103,454
   Undistributed net investment income (loss) .........        (18,625)         1,972           (839)
   Accumulated net realized gain (loss) on
     investments sold .................................      1,985,278           (687)      (513,349)
   Net unrealized appreciation of investments .........      8,178,011        183,092      4,423,150
                                                          ------------     ----------    -----------
TOTAL NET ASSETS ......................................   $163,142,500     $8,516,218    $83,019,676
                                                          ============     ==========    ===========

Retail A Shares:
   Net Assets .........................................   $ 24,763,900     $  814,931    $48,218,478
   Shares of beneficial interest outstanding ..........      2,191,991         79,614      4,216,530
   NET ASSET VALUE and redemption price per share .....   $      11.30     $    10.24    $     11.44
   Sales charge - 3.75% of offering price .............           0.44           0.40           0.45
                                                          ------------     ----------    -----------
   Maximum offering price per share ...................   $      11.74     $    10.64    $     11.89
                                                          ============     ==========    ===========

Retail B Shares:
   Net Assets .........................................   $  2,714,900            N/A            N/A
   Shares of beneficial interest outstanding ..........        240,316            N/A            N/A
                                                          ------------     ----------    -----------
   NET ASSET VALUE and offering price per share* ......   $      11.30            N/A            N/A
                                                          ============     ==========    ===========

Trust Shares:
   Net Assets .........................................   $135,663,700     $7,701,287    $34,801,198
   Shares of beneficial interest outstanding ..........     12,008,253        752,364      3,043,195
                                                          ------------     ----------    -----------
   NET ASSET VALUE, offering and
     redemption price per share .......................   $      11.30     $    10.24    $     11.44
                                                          ============     ==========    ===========

--------------------------------------------------------------------------------
*Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

                       See Notes to Financial Statements.

          Connecticut      Massachusetts          Rhode Island
           Municipal         Municipal             Municipal
          Bond Fund          Bond Fund             Bond Fund
     -----------------     -----------------     -----------------
         $36,194,460         $64,242,894             $19,420,016
           2,162,167           2,485,659               1,020,526
         -----------         -----------             -----------
          38,356,627          66,728,553              20,440,542
                  --              88,191                      43
             353,259              31,675                  28,999
             530,932             955,348                 302,165
                  --                  --                   3,439
         -----------         -----------             -----------
          39,240,818          67,803,767              20,775,188
         -----------         -----------             -----------

              42,105             118,484                  35,679
                  --                  --                 508,056
              28,677                  --                      --
             354,788              59,303                      --
              11,583              20,046                   6,390
               3,807               7,471                      --
              11,196              19,383                   3,832
               1,104               1,827                   2,682
              19,473              17,523                   8,892
         -----------         -----------             -----------
             472,733             244,037                 565,531
         -----------         -----------             -----------
         $38,768,085         $67,559,730             $20,209,657
         ===========         ===========             ===========

         $     3,584         $     6,416             $     1,808
          37,415,897          65,461,237              19,111,028
             (14,614)            (21,727)                (10,223)
            (798,949)           (371,855)                 86,518

           2,162,167           2,485,659               1,020,526
         -----------         -----------             -----------
         $38,768,085         $67,559,730             $20,209,657
         ===========         ===========             ===========

         $24,855,550         $44,188,605             $20,209,657
           2,297,604           4,196,694               1,807,697
         $     10.82         $     10.53             $     11.18
                0.42                0.41                    0.44
         -----------         -----------             -----------
         $     11.24         $     10.94             $     11.62
         ===========         ===========             ===========

                 N/A                 N/A                     N/A
                 N/A                 N/A                     N/A
         -----------         -----------             -----------
                 N/A                 N/A                     N/A
         ===========         ===========             ===========

         $13,912,535         $23,371,125             $        --
           1,286,023           2,219,558                      --
         -----------         -----------             -----------

         $     10.82         $     10.53             $        --
         ===========         ===========             ===========

---------------
THE GALAXY FUND    STATEMENTS OF OPERATIONS
---------------    For the year ended October 31, 1998

                                                                            New Jersey        New York
                                                           Tax-Exempt        Municipal        Municipal
                                                            Bond Fund       Bond Fund*        Bond Fund
                                                          -------------    -------------    -------------
INVESTMENT INCOME:
   Interest (Note 2) ..................................   $  8,313,696         $185,972        $3,786,066
   Dividends (Note 2) .................................         77,144            3,660            32,849
                                                          ------------         --------        ----------
     Total investment income ..........................      8,390,840          189,632         3,818,915
                                                          ------------         --------        ----------

EXPENSES:
   Investment advisory fee (Note 3) ...................      1,195,175           30,230           557,232
   Administration fee (Note 3) ........................        127,627            3,235            59,776
   Custodian fee ......................................         14,275            4,815             9,915
   Registration fees ..................................         20,433            4,446            12,336
   Fund accounting fee (Note 3) .......................         59,288           23,167            54,770
   Legal fee (Note 3) .................................          6,903              307             3,078
   Audit fee ..........................................         16,031           13,639            16,031
   Transfer agent fee (Note 3) ........................         21,437            3,701            24,440
   12b-1 fee (Note 3) .................................         18,960               --                --
   Shareholder servicing fee (Note 3) .................         38,181              386            64,145
   Trustees' fees and expenses (Note 3) ...............          3,726              150             1,665
   Amortization of organization costs (Note 2) ........             --            1,974                --
   Reports to shareholders ............................         14,850            1,215            18,498
   Insurance ..........................................          1,445               65               641
   Miscellaneous ......................................          6,550              281             2,915
                                                          ------------         --------        ----------
     Total expenses before reimbursement/waiver .......      1,544,881           87,611           825,442
                                                          ------------         --------        ----------
     Less: reimbursement/waiver (Note 4) ..............       (331,140)         (50,147)         (224,252)
                                                          ------------         --------        ----------
     Total expenses net of reimbursement/waiver .......      1,213,741           37,464           601,190
                                                          ------------         --------        ----------
NET INVESTMENT INCOME .................................      7,177,099          152,168         3,217,725
                                                          ------------         --------        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (Note 2):
   Net realized gain (loss) on investments sold .......      1,998,815             (687)          822,875
   Net change in unrealized appreciation of
      investments .....................................      2,771,283          183,092         1,441,749
                                                          ------------         --------        ----------

NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS ................................      4,770,098          182,405         2,264,624
                                                          ------------         --------        ----------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ..........................   $ 11,947,197         $334,573        $5,482,349
                                                          ============         ========        ==========

--------------------------------------------------------------------------------
* The New Jersey Municipal Bond Fund commenced operations on April 3, 1998.

                       See Notes to Financial Statements.

      Connecticut      Massachusetts       Rhode Island
       Municipal         Municipal          Municipal
       Bond Fund         Bond Fund          Bond Fund
     ------------     ---------------     -------------
      $1,805,097         $2,890,345         $  991,044
          19,448             29,122             12,988
      ----------         ----------         ----------
       1,824,545          2,919,467          1,004,032
      ----------         ----------         ----------

         279,113            430,637            140,738
          29,946             46,188             15,172
          11,382             11,141              8,934
           9,116             10,245              8,077
          44,081             52,953             30,735
           1,539              2,265                807
          17,124             17,124             15,101
          17,012             14,666              5,001
              --                 --                 --
          37,207             58,742                 --
             834              1,232                438
             926                882              3,420
          12,237             13,322              3,227
             309                457                162
           1,447              2,111                757
      ----------         ----------         ----------
         462,273            661,965            232,569
      ----------         ----------         ----------
        (160,488)          (246,101)           (80,524)
      ----------         ----------         ----------
         301,785            415,864            152,045
      ----------         ----------         ----------
       1,522,760          2,503,603            851,987
      ----------         ----------         ----------

         229,881            342,455             87,401
         949,373          1,189,694            376,671
      ----------         ----------         ----------

       1,179,254          1,532,149            464,072
      ----------         ----------         ----------

      $2,702,014         $4,035,752         $1,316,059
      ==========         ==========         ==========

---------------
THE GALAXY FUND    STATEMENTS OF CHANGES IN NET ASSETS
---------------

                                                                             New Jersey                New York
                                              Tax-Exempt Bond Fund       Municipal Bond Fund*       Municipal Bond Fund
                                            --------------------------  -----------------------  ---------------------------
                                            Years ended    October 31,  Period ended October 31,   Years ended October 31,
                                            --------------------------  -----------------------  ---------------------------
                                                1998           1997              1998                1998           1997
                                            ------------   ------------       -----------        -----------     -----------
NET ASSETS at beginning of period.........  $149,372,871   $132,288,859       $        20(B)     $65,995,842     $63,915,925
                                            ------------   ------------       -----------        -----------     -----------
Increase in Net Assets resulting
from operations:
   Net investment income..................     7,177,099      6,889,204           152,168          3,217,725       2,943,627
   Net realized gain (loss) on
     investments sold ....................     1,998,815      1,296,888              (687)           822,875         564,735
   Net change in unrealized appreciation
     of investments.......................     2,771,283      2,503,907           183,092          1,441,749       1,436,259
                                            ------------   ------------       -----------        -----------     -----------
   Net increase in net assets
     resulting from operations............    11,947,197     10,689,999           334,573          5,482,349       4,944,621
                                            ------------   ------------       -----------        -----------     -----------

Dividends to shareholders from:
   Retail A Shares:
     Net investment income................    (1,112,636)    (1,214,501)           (8,997)        (1,819,081)     (1,750,144)
     Net realized gain on investments.....      (209,493)       (16,116)               --                 --              --
                                            ------------   ------------       -----------        -----------     -----------
       Total Dividends....................    (1,322,129)    (1,230,617)           (8,997)        (1,819,081)     (1,750,144)
                                            ------------   ------------       -----------        -----------     -----------

   Retail B Shares:
     Net investment income................       (87,830)       (47,668)              N/A                N/A             N/A
     Net realized gain on investments.....       (14,276)          (462)              N/A                N/A             N/A
                                            ------------   ------------       -----------        -----------     -----------
       Total Dividends....................      (102,172)       (48,130)              N/A                N/A             N/A
                                            ------------   ------------       -----------        -----------     -----------

   Trust Shares:
     Net investment income................    (6,048,821)    (5,646,255)         (143,171)        (1,398,277)     (1,197,633)
     Dividends in excess of net
       investment income .................            --             --                (2)                --              --
     Net realized gain on investments.....    (1,016,251)       (63,205)               --                 --              --
                                            ------------   ------------       -----------        -----------     -----------
       Total Dividends....................    (7,065,072)    (5,709,460)         (143,173)        (1,398,277)     (1,197,633)
                                            ------------   ------------       -----------        -----------     -----------

       Total Dividends to shareholders....    (8,489,307)    (6,988,207)         (152,170)        (3,217,358)     (2,947,777)
                                            ------------   ------------       -----------        -----------     -----------

Net increase from share transactions(1)...    10,311,739     13,382,220         8,333,795         14,758,843          83,073
                                            ------------   ------------       -----------        -----------     -----------
   Net increase in net assets.............    13,769,629     17,084,012         8,516,198         17,023,834       2,079,917
                                            ------------   ------------       -----------        -----------     -----------

NET ASSETS at end of period
  (including line A) .....................  $163,142,500   $149,372,871       $ 8,516,218        $83,019,676     $65,995,842
                                            ============   ============       ===========        ===========     ===========

(A) Undistributed (overdistributed) net
     investment income....................  $    (18,625)   $    40,027       $     1,972        $      (839)    $    (4,150)
                                            ============   ============       ===========        ===========     ===========

--------------------------------------------------------------------------------
*   The New Jersey Municipal Bond Fund commenced operations on April 3, 1998.

(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 40 and 41.

(B) Represents initial seed money.

                       See Notes to Financial Statements.

   Connecticut Municipal          Massachusetts Municipal        Rhode Island Municipal
        Bond Fund                       Bond Fund                         Bond Fund
--------------------------      --------------------------      -------------------------
   Years ended October 31,        Years ended October 31,        Years ended October 31,
--------------------------      --------------------------      -------------------------
    1998           1997            1998            1997             1998         1997
-------------  -----------      -------------  -----------      -----------   -----------

$33,221,284    $29,592,030      $47,304,792    $37,321,817      $17,134,415   $14,899,739
-----------    -----------      -----------    -----------      -----------   -----------

  1,522,760      1,303,267        2,503,603      1,813,708          851,987       677,105
    229,881        (82,263)         342,455         66,828           87,401        37,141

    949,373      1,036,480        1,189,694      1,298,792          376,671       416,740
-----------    -----------      -----------    -----------      -----------   -----------

  2,702,014      2,257,484        4,035,752      3,179,328        1,316,059     1,130,986
-----------    -----------      -----------    -----------      -----------   -----------

   (996,397)      (984,379)      (1,670,216)    (1,277,846)        (837,786)     (704,462)
         --             --               --             --          (37,141)      (58,722)
-----------    -----------      -----------    -----------      -----------   -----------
   (996,397)      (984,379)      (1,670,216)    (1,277,846)        (874,927)     (763,184)
-----------    -----------      -----------    -----------      -----------   -----------

        N/A            N/A              N/A            N/A              N/A           N/A
        N/A            N/A              N/A            N/A              N/A           N/A
-----------    -----------      -----------    -----------      -----------   -----------
        N/A            N/A              N/A            N/A              N/A           N/A
-----------    -----------      -----------    -----------      -----------   -----------

   (526,684)      (337,583)        (814,636)      (600,444)              --            --
         --             --               --             --               --            --
         --             --               --             --               --            --
-----------    -----------      -----------    -----------      -----------   -----------
   (526,684)      (337,583)        (814,636)      (600,444)              --            --
-----------    -----------      -----------    -----------      -----------   -----------

 (1,523,081)    (1,321,962)      (2,484,852)    (1,878,290)        (874,927)     (763,184)
-----------    -----------      -----------    -----------      -----------   -----------

  4,367,868      2,693,732       18,704,038      8,681,937        2,634,110     1,866,874
-----------    -----------      -----------    -----------      -----------   -----------
  5,546,801      3,629,254       20,254,938      9,982,975        3,075,242     2,234,676
-----------    -----------      -----------    -----------      -----------   -----------

$38,768,085    $33,221,284      $67,559,730    $47,304,792      $20,209,657   $17,134,415
===========    ===========      ===========    ===========      ===========   ===========

$   (14,614)   $   (14,293)     $   (21,727)   $   (45,590)     $   (10,223)  $   (25,307)
===========    ===========      ===========    ===========      ===========   ===========

---------------
THE GALAXY FUND    STATEMENTS OF CHANGES IN NET ASSETS -
---------------    Capital Stock Activity

                                                                   New Jersey                New York
                                    Tax-Exempt Bond Fund      Municipal Bond Fund*      Municipal Bond Fund
                                   -----------------------  ------------------------  -------------------------
                                   Years ended October 31,  Period ended October 31,  Years ended October 31,
                                   -----------------------  ------------------------ -------------------------
                                      1998         1997             1998                1998         1997
                                   ----------   -----------       -----------        -----------   -----------
DOLLAR AMOUNTS
Retail A Shares:
   Sold .........................  $ 4,120,071  $ 2,646,111       $   795,210        $16,948,796   $ 4,874,717
   Issued to shareholders in
    reinvestment of dividends ...      993,669      885,221             4,695          1,196,021     1,251,447
   Repurchased ..................   (6,326,395)  (7,050,231)               --         (9,680,079)   (9,033,566)
                                   -----------  -----------       -----------        -----------   -----------
   Net increase (decrease) in
     shares outstanding .........  $(1,212,655) $(3,518,899)      $   799,905        $ 8,464,738   $(2,907,402)
                                   ===========  ===========       ===========        ===========   ===========

Retail B Shares:
   Sold .........................  $ 1,425,757  $   970,301               N/A                N/A           N/A
   Issued to shareholders in
     reinvestment of dividends ..       58,048       17,346               N/A                N/A           N/A
   Repurchased ..................     (509,491)    (123,614)              N/A                N/A           N/A
                                   -----------  -----------       -----------        -----------   -----------
   Net increase in shares
    outstanding .................  $   974,314  $   864,033               N/A                N/A           N/A
                                   ===========  ===========       ===========        ===========   ===========

Trust Shares:
   Sold .........................  $23,518,359  $27,034,670       $ 7,558,900        $ 8,629,198   $ 6,640,097
   Issued to shareholders in
    reinvestment of dividends ...    3,119,314    1,908,816                --            192,826       158,550
   Repurchased ..................  (16,087,593) (12,906,400)          (25,010)        (2,527,919)   (3,808,172)
                                   -----------  -----------       -----------        -----------   -----------
   Net increase in shares
     outstanding ................  $10,550,080  $16,037,086       $ 7,533,890        $ 6,294,105   $ 2,990,475
                                   ===========  ===========       ===========        ===========   ===========

SHARE ACTIVITY
Retail A Shares:
   Sold .........................      367,769      241,746            79,151          1,490,812       448,266
   Issued to shareholders in
      reinvestment of dividends .       90,143       81,401               463            117,233       114,934
   Repurchased ..................     (568,242)    (649,802)               --           (856,236)     (833,825)
                                   -----------  -----------       -----------        -----------   -----------
   Net increase (decrease) in
     shares outstanding .........    (110,330)    (326,655)            79,614            751,809      (270,625)
                                   ===========  ===========       ===========        ===========   ===========

Retail B Shares:
   Sold .........................      127,743       89,576               N/A                N/A           N/A
   Issued to shareholders in
     reinvestment of dividends ..        5,196        1,593               N/A                N/A           N/A
   Repurchased ..................      (45,412)     (11,358)              N/A                N/A           N/A
                                   -----------  -----------       -----------        -----------   -----------
   Net increase in shares
     outstanding ................       87,527       79,811               N/A                N/A           N/A
                                   ===========  ===========       ===========        ===========   ===========

Trust Shares:
   Sold .........................    2,106,905    2,493,761           754,850            771,140       610,447
   Issued to shareholders in
      reinvestment of dividends .      279,668      175,380               --              17,092        14,549
   Repurchased ..................   (1,428,414)  (1,189,272)           (2,486)          (229,638)     (350,861)
                                   -----------  -----------       -----------        -----------   -----------
   Net increase in shares
     outstanding ................      958,159    1,479,869           752,364            558,594       274,135
                                   ===========  ===========       ===========        ===========   ===========

--------------------------------------------------------------------------------
*   The New Jersey Municipal Bond Fund commenced operations on April 3, 1998.

(1) As of October 31, 1998, the Rhode Island Municipal Bond Fund had not issued Trust Shares.

                       See Notes to Financial Statements.

     Connecticut Municipal             Massachusetts Municipal          Rhode Island Municipal
           Bond Fund                          Bond Fund                      Bond Fund(1)
-----------------------------       --------------------------        --------------------------
    Years ended October 31,            Years ended October 31,          Years ended October 31,
-----------------------------       --------------------------        --------------------------
     1998           1997                1998            1997               1998        1997
--------------  -------------       -------------  -----------        -----------   ------------
  $ 7,407,851    $ 3,252,075         $ 19,663,945  $11,981,846        $ 8,016,637   $ 5,083,499
      732,578        702,784            1,310,122      957,093            417,557       311,919
   (7,427,287)    (4,550,082)         (11,175,520)  (6,781,712)        (5,800,084)   (3,528,544)
  -----------    -----------         ------------  -----------        -----------   -----------
  $   713,142    $  (595,223)        $  9,798,547  $ 6,157,227        $ 2,634,110   $ 1,866,874
  ===========    ===========         ============  ===========        ===========   ===========

          N/A            N/A                  N/A          N/A                N/A           N/A
          N/A            N/A                  N/A          N/A                N/A           N/A
          N/A            N/A                  N/A          N/A                N/A           N/A
  -----------    -----------         ------------  -----------        -----------   -----------
          N/A            N/A                  N/A          N/A                              N/A
  ===========    ===========         ============  ===========        ===========   ===========

  $13,217,871    $ 5,259,690         $ 12,225,250  $ 4,805,492        $        --   $        --
        3,553         17,100                  587          451                 --            --
   (9,566,698)    (1,987,835)          (3,320,346)  (2,281,233)                --            --
  -----------    -----------         ------------  -----------        -----------   -----------
  $ 3,654,726    $ 3,288,955         $  8,905,491  $ 2,524,710        $        --   $        --
  ===========    ===========         ============  ===========        ===========   ===========

      697,310        315,384            1,892,528    1,185,033            725,416       472,719
       64,175         68,408              126,721       95,167             37,745        29,036
     (694,286)      (444,610)          (1,072,707)    (672,810)          (526,601)     (329,120)
  -----------    -----------         ------------  -----------        -----------   -----------
       67,199        (60,818)             946,542      607,390            236,560       172,635
  ===========    ===========         ============  ===========        ===========   ===========

          N/A            N/A                  N/A          N/A                N/A           N/A
          N/A            N/A                  N/A          N/A                N/A           N/A
          N/A            N/A                  N/A          N/A                N/A           N/A
  -----------    -----------         ------------  -----------        -----------   -----------
          N/A            N/A                  N/A          N/A                N/A           N/A
  ===========    ===========         ============  ===========        ===========   ===========

    1,242,161        507,333            1,174,113      478,517                 --            --
          308          1,664                   57           44                 --            --
     (898,692)      (192,523)            (318,922)    (225,905)                --            --
  -----------    -----------         ------------  -----------        -----------   -----------
      343,777        316,474              855,248      252,656                 --            --
  ===========    ===========         ============  ===========        ===========   ===========

---------------    Tax-Exempt Bond Fund
THE GALAXY FUND    FINANCIAL HIGHLIGHTS
---------------    For a Share outstanding throughout each period.

Retail A Shares

                                                                Years ended October 31,
                                            ---------------------------------------------------------------
                                             1998          1997          1996         1995           1994
                                            -------       -------       -------      -------       --------
Net Asset Value, Beginning of Period....... $ 11.06       $ 10.78       $ 10.78      $  9.99       $ 11.12
                                            -------       -------       -------      -------       -------
Income from Investment Operations:
   Net investment income (A)...............    0.48          0.50          0.50         0.52          0.53
   Net realized and unrealized
     gain (loss) on investments............    0.34          0.29            --         0.79         (1.04)
                                            -------       -------       -------      -------       -------
       Total from Investment Operations:...    0.82          0.79          0.50         1.31         (0.51)
                                            -------       -------       -------      -------       -------

Less Dividends:
   Dividends from net investment income....   (0.49)        (0.50)        (0.50)       (0.52)        (0.53)
   Dividends from net realized capital gains  (0.09)        (0.01)           --           --            --
   Dividends in excess of net realized
     capital gains.........................      --            --            --           --         (0.09)
                                            -------       -------       -------      -------       -------
     Total Dividends:......................   (0.58)        (0.51)        (0.50)       (0.52)        (0.62)
                                            -------       -------       -------      -------       -------
Net increase (decrease) in net asset value.    0.24          0.28            --         0.79         (1.13)
                                            -------       -------       -------      -------       -------
Net Asset Value, End of Period............. $ 11.30       $ 11.06       $ 10.78      $ 10.78       $  9.99
                                            =======       =======       =======      =======       =======

Total Return(2)............................    7.60%         7.49%         4.77%       13.40%        (4.75)%

Ratios/Supplemental Data:
Net Assets, End of Period (000's).......... $24,764       $25,465       $28,339      $31,609       $35,911
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver..................    4.32%         4.60%         4.68%        4.99%         5.01%
   Operating expenses including
     reimbursement/waiver..................    0.94%         0.95%         0.93%        0.91%         0.80%
   Operating expenses excluding
     reimbursement/waiver..................    1.15%         1.18%         1.18%        1.24%         1.03%
Portfolio Turnover Rate....................      59%           78%           15%          11%           17%

--------------------------------------------------------------------------------
 *  Annualized

**  Not Annualized

(1) The Fund began offering Retail B shares on March 4, 1996.

(2) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.46, $0.47, $0.48,
    $0.48 and $0.50, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.48, $0.51, $0.51, $0.51 and $0.50, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the years ended October 31, 1998 and 1997 and for the period ended October 31, 1996 were $0.40, $0.40 and $0.25, respectively.

                       See Notes to Financial Statements.

Trust Shares                                                       Retail B Shares

                    Years ended October 31,                        Years ended October 31,    Period ended
---------------------------------------------------------------    -----------------------      October 31,
  1998          1997         1996         1995         1994            1998         1997          1996(1)
----------  -----------  -----------  -----------  ------------    -----------  ----------    ------------
  $11.06       $10.78       $10.78       $9.99       $11.12         $11.06       $10.78        $10.94
--------      -------     --------     -------      -------         ------       ------        ------

    0.50         0.53         0.53        0.54         0.53           0.42         0.43          0.27
    0.34         0.29        --           0.79        (1.04)          0.33         0.29         (0.16)
--------      -------     --------     -------      -------         ------       ------        ------

    0.84         0.82         0.53        1.33        (0.51)          0.75         0.72          0.11
--------      -------     --------     -------      -------         ------       ------        ------

   (0.51)       (0.53)       (0.53)      (0.54)       (0.53)         (0.42)       (0.43)        (0.27)
   (0.09)       (0.01)          --          --           --          (0.09)       (0.01)           --
      --           --           --          --        (0.09)            --           --            --
--------      -------     --------     -------      -------         ------       ------        ------

   (0.60)       (0.54)       (0.53)      (0.54)       (0.62)         (0.51)       (0.44)        (0.27)
--------      -------     --------     -------      -------         ------       ------        ------

    0.24         0.28           --        0.79        (1.13)          0.24         0.28         (0.16)
--------      -------     --------     -------      -------         ------       ------        ------

  $11.30        11.06       $10.78      $10.78        $9.99         $11.30       $11.06        $10.78
========      =======     ========     =======      =======         ======       ======        ======

    7.85%        7.75%        5.03%      13.62%       (4.75)%         6.95%       6.83%          1.08%**

$135,664     $122,218     $103,163     $91,740      $91,647         $2,715       $1,690          $787

    4.55%        4.85%        4.91%       5.18%        5.01%          3.71%        3.95%         4.08%*
    0.71%        0.70%        0.70%       0.72%        0.78%          1.55%        1.60%         1.57%*
    0.92%        0.96%        0.95%       0.97%        1.00%          1.76%        1.83%         1.77%*
      59%          78%          15%         11%          17%            59%          78%           15%

---------------    New Jersey Municipal Bond Fund
THE GALAXY FUND    FINANCIAL HIGHLIGHTS
---------------    For a Share outstanding throughout the period.

Retail A Shares

                                                           Period ended October 31,
                                                           ------------------------
                                                                    1998(1)
                                                              ------------------
Net Asset Value, Beginning of Period........................      $10.00
                                                                  ------

Income from Investment Operations:
   Net investment income (A)................................        0.20
   Net realized and unrealized (loss) on investments........        0.24
                                                                  ------
       Total from Investment Operations:....................        0.44
                                                                  ------
Less Dividends:
   Dividends from net investment income.....................       (0.20)
                                                                  ------
     Total Dividends:.......................................       (0.20)
                                                                  ------
Net (decrease) in net asset value...........................        0.24
                                                                  ------
Net Asset Value, End of Period..............................      $10.24
                                                                  ======
Total Return(2).............................................        4.34%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)...........................      $  815
Ratios to average net assets:
   Net investment income including reimbursement/waiver.....        3.62%*
   Operating expenses including reimbursement/waiver........        1.09%*
   Operating expenses excluding reimbursement/waiver........        3.65%*
Portfolio Turnover Rate.....................................          53%**

--------------------------------------------------------------------------------
*   Annualized.

**  Not Annualized.

(1) The Fund commenced operations on April 3, 1998.

(2) Calculation does not include the effect of any sales charge for Retail A Shares.

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the period ended October 31, 1998 was $0.06. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the period ended October 31, 1998 was $0.15.

                       See Notes to Financial Statements.

 Trust Shares

                    Period ended October 31,
                    -----------------------
                             1998(1)
                       -----------------

                           $10.00
                           ------
                             0.21
                             0.24
                           ------
                             0.45
                           ------
                            (0.21)
                           ------
                            (0.21)
                           ------
                             0.24
                           ------
                           $10.24
                           ======
                             4.48%**
                           $7,701
                             3.79%*
                             0.92%*
                             2.07%*
                               53%**

---------------    New York Municipal Bond Fund
THE GALAXY FUND    FINANCIAL HIGHLIGHTS
---------------    For a Share outstanding throughout each period.

Retail A Shares

                                                                Years ended October 31,
                                            ------------------------------------------------------------
                                              1998          1997        1996        1995          1994
                                            -------       -------     -------      ------        -------
Net Asset Value, Beginning of Period.....   $ 11.09       $ 10.75     $ 10.78      $  9.89       $ 11.04
                                            -------       -------     -------      -------       -------
Income from Investment Operations:
   Net investment income (A).............      0.48          0.49        0.48         0.49          0.49
   Net realized and unrealized
     gain (loss) on investments..........      0.35          0.34       (0.03)        0.89         (1.15)
                                            -------       -------     -------      -------       -------
       Total from Investment Operations:.      0.83          0.83        0.45         1.38         (0.66)
                                            -------       -------     -------      -------       -------
Less Dividends:
   Dividends from net investment income..     (0.48)        (0.49)      (0.48)       (0.49)        (0.49)
                                            -------       -------     -------      -------       -------
     Total Dividends:....................     (0.48)        (0.49)      (0.48)       (0.49)        (0.49)
                                            -------       -------     -------      -------       -------
Net increase (decrease) in net asset value     0.35          0.34       (0.03)        0.89         (1.15)
                                            -------       -------     -------      -------       -------
Net Asset Value, End of Period...........   $ 11.44       $ 11.09     $ 10.75      $ 10.78       $  9.89
                                            =======       =======     =======      =======       =======

Total Return(1)..........................      7.65%         7.93%       4.31%       14.03%       (6.14)%

Ratios/Supplemental Data:
Net Assets, End of Period (000's)........   $48,218       $38,434     $40,154      $42,870       $42,451
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver................      4.27%         4.52%       4.50%        4.73%         4.64%
   Operating expenses including
     reimbursement/waiver................      0.87%         0.94%       0.95%        0.92%         0.87%
   Operating expenses excluding
     reimbursement/waiver................      1.20%         1.26%       1.35%        1.31%         1.10%
Portfolio Turnover Rate..................        27%           61%         12%           5%           18%

--------------------------------------------------------------------------------
(1) Calculation does not include the effect of any sales charge for Retail A Shares.

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.45, $0.45, $0.44,
    $0.44 and $0.46, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.47, $0.49, $0.47, $0.48 and $0.47, respectively.

                       See Notes to Financial Statements.

Trust Shares
                     Years ended October 31,
----------------------------------------------------------------
   1998          1997       1996         1995         1994
-----------  -----------  ---------   ----------   ------------
$ 11.09       $ 10.75     $ 10.78      $  9.89       $ 11.04
-------       -------     -------      -------       -------

   0.50          0.52        0.51         0.51          0.49
   0.35          0.34       (0.03)        0.89         (1.15)
-------       -------     -------      -------       -------
   0.85          0.86        0.48         1.40         (0.66)
-------       -------     -------      -------       -------

  (0.50)        (0.52)      (0.51)       (0.51)        (0.49)
-------       -------     -------      -------       -------
  (0.50)        (0.52)      (0.51)       (0.51)        (0.49)
-------       -------     -------      -------       -------
   0.35          0.34       (0.03)        0.89         (1.15)
-------       -------     -------      -------       -------
$ 11.44       $ 11.09     $ 10.75      $ 10.78       $  9.89
=======       =======     =======      =======       =======

   7.82%         8.17%       4.55%       14.23%        (6.14)%

$34,801       $27,562     $23,762      $23,077       $24,209

   4.42%         4.75%       4.75%        4.91%         4.64%
   0.72%         0.71%       0.70%        0.74%         0.87%
   0.99%         1.02%       1.10%        1.07%         1.08%
     27%           61%         12%           5%           18%

---------------    Connecticut Municipal Bond Fund
THE GALAXY FUND    FINANCIAL HIGHLIGHTS
---------------    For a Share outstanding throughout each period.
Retail A Shares

                                                            Years ended October 31,
                                           ------------------------------------------------------
                                             1998          1997       1996      1995       1994
                                           -------       -------    -------   -------    -------
Net Asset Value, Beginning of Period....   $ 10.47       $ 10.14    $ 10.13   $  9.22    $ 10.32
                                           -------       -------    -------   -------    -------
 Income from Investment Operations:
   Net investment income (A)............      0.43          0.45       0.42      0.44       0.46
   Net realized and unrealized
     gain (loss) on investments.........      0.35          0.33       0.01      0.91      (1.10)
                                           -------       -------    -------   -------    -------
       Total from Investment Operations:      0.78          0.78       0.43      1.35      (0.64)
                                           -------       -------    -------   -------    -------
Less Dividends:
   Dividends from net investment income.     (0.43)        (0.45)     (0.42)    (0.44)     (0.46)
                                           -------       -------    -------   -------    -------
     Total Dividends:...................     (0.43)        (0.45)     (0.42)    (0.44)     (0.46)
                                           -------       -------    -------   -------    -------
Net increase (decrease) in net asset value    0.35          0.33       0.01      0.91      (1.10)
                                           -------       -------    -------   -------    -------
Net Asset Value, End of Period..........   $ 10.82       $ 10.47    $ 10.14   $ 10.13    $  9.22
                                           =======       =======    =======   =======    =======

Total Return (1)........................      7.58%         7.86%      4.32%    14.94%     (6.39)%

Ratios/Supplemental Data:
Net Assets, End of Period (000's).......   $24,856       $23,355    $23,244   $18,066    $18,229
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver...............      4.02%         4.30%      4.13%     4.53%      4.66%
   Operating expenses including
     reimbursement/waiver...............      0.88%         0.70%      0.70%     0.68%      0.25%
   Operating expenses excluding
     reimbursement/waiver...............      1.31%         1.31%      1.38%     1.48%      1.42%
Portfolio Turnover Rate.................        46%           42%         3%        7%         4%

--------------------------------------------------------------------------------
(1) Calculation does not include the effect of any sales charge for Retail A Shares.

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.38, $0.38, $0.35,
    $0.37 and $0.34, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.40, $0.41, $0.37, $0.38 and $0.35, respectively.

                       See Notes to Financial Statements.

Trust Shares
              Years ended October 31,
---------------------------------------------------
  1998        1997      1996      1995       1994
--------    -------    ------    ------    --------
$ 10.47     $10.14     $10.13    $ 9.22     $10.32
-------     ------     ------    ------     ------

   0.45       0.47       0.44      0.46       0.46
   0.35       0.33       0.01      0.91      (1.10)
-------     ------     ------    ------     ------

   0.80       0.80       0.45      1.37      (0.64)
-------     ------     ------    ------     ------

  (0.45)     (0.47)     (0.44)    (0.46)     (0.46)
-------     ------     ------    ------     ------

  (0.45)     (0.47)     (0.44)    (0.46)     (0.46)
-------     ------     ------    ------     ------

   0.35       0.33       0.01      0.91      (1.10)
-------     ------     ------    ------     ------

$ 10.82     $10.47     $10.14    $10.13     $ 9.22
=======     ======     ======    ======     ======

   7.81%      8.06%      4.54%    15.21%     (6.37)%

$13,913     $9,866     $6,348    $4,083     $4,419

   4.24%      4.51%      4.34%     4.76%      4.66%
   0.67%      0.49%      0.49%     0.45%      0.23%
   1.10%      1.10%      1.17%     1.24%      1.41%
     46%        42%         3%        7%         4%

---------------    Massachusetts Municipal Bond Fund
THE GALAXY FUND    FINANCIAL HIGHLIGHTS
---------------    For a Share outstanding throughout each period.

Retail A Shares

                                                          Years ended October 31,
                                           --------------------------------------------------
-------
                                             1998      1997       1996      1995       1994
                                           -------    -------    -------   -------    -------
Net Asset Value, Beginning of Period....   $ 10.25    $  9.94    $  9.98   $  9.12    $ 10.24
                                           -------    -------    -------   -------    -------
 Income from Investment Operations:
   Net investment income (A)............      0.46       0.45       0.43      0.44       0.47
   Net realized and unrealized
     gain (loss) on investments.........      0.27       0.32      (0.04)     0.86      (1.12)
                                           -------    -------    -------   -------    -------
       Total from Investment Operations:      0.73       0.77       0.39      1.30      (0.65)
                                           -------    -------    -------   -------    -------
Less Dividends:
   Dividends from net investment income.     (0.45)     (0.46)     (0.43)    (0.44)     (0.47)
                                           -------    -------    -------   -------    -------
     Total Dividends:...................     (0.45)     (0.46)     (0.43)    (0.44)     (0.47)
                                           -------    -------    -------   -------    -------
Net increase (decrease) in net asset value    0.28       0.31      (0.04)     0.86      (1.12)
                                           -------    -------    -------   -------    -------
Net Asset Value, End of Period..........   $ 10.53    $ 10.25    $  9.94   $  9.98    $  9.12
                                           =======    =======    =======   =======    =======

Total Return (1)........................      7.22%      7.92%      4.05%    14.52%     (6.46)%

Ratios/Supplemental Data:
Net Assets, End of Period (000's).......   $44,189    $33,318    $26,275   $16,113    $15,966
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver...............      4.30%      4.38%      4.42%     4.56%      4.89%
   Operating expenses including
     reimbursement/waiver...............      0.78%      0.63%      0.66%     0.70%      0.33%
   Operating expenses excluding
     reimbursement/waiver...............      1.21%      1.20%      1.32%     1.58%      1.43%
Portfolio Turnover Rate.................        44%        48%        16%       19%        11%

--------------------------------------------------------------------------------
(1) Calculation does not include the effect of any sales charge for Retail A Shares.

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.41, $0.39, $0.37,
    $0.36 and $0.37, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.42, $0.40, $0.40, $0.38 and $0.38, respectively.

                       See Notes to Financial Statements.

Trust Shares
                Years ended October 31,
--------------------------------------------------------
   1998        1997        1996       1995       1994
---------  -----------  ---------  ---------   ---------
$ 10.25      $  9.94    $  9.98     $ 9.12      $10.24
-------      -------    -------     ------      ------

   0.47         0.46       0.46       0.45        0.48
   0.27         0.32      (0.04)      0.86       (1.12)
-------      -------    -------     ------      ------

   0.74         0.78       0.42       1.31       (0.64)
-------      -------    -------     ------      ------

  (0.46)       (0.47)     (0.46)     (0.45)      (0.48)
-------      -------    -------     ------      ------

  (0.46)       (0.47)     (0.46)     (0.45)      (0.48)
-------      -------    -------     ------      ------

   0.28         0.31      (0.04)      0.86       (1.12)
-------      -------    -------     ------      ------

$ 10.53      $ 10.25    $  9.94     $ 9.98      $ 9.12
=======      =======    =======     ======      ======

   7.42%        8.06%      4.27%     14.72%      (6.46)%

$23,371      $13,986    $11,047     $7,607      $5,617

   4.49%        4.57%      4.60%      4.73%       4.89%
   0.60%        0.44%      0.48%      0.52%       0.33%
   1.03%        1.01%      1.14%      1.31%       1.41%
     44%          48%        16%        19%         11%

---------------    Rhode Island Municipal Bond Fund
THE GALAXY FUND    FINANCIAL HIGHLIGHTS
---------------    For a Share outstanding throughout each period.

Retail A Shares
                                               Years ended October 31,     Period ended
                                            -----------------------------   October 31,
                                              1998      1997      1996       1995(1)
                                              ----      ----      ----       -------
Net Asset Value, Beginning of Period.....   $ 10.91   $ 10.65   $ 10.67     $10.00
                                            -------   -------   -------     -------
Income from Investment Operations:
   Net investment income (A).............      0.50      0.48      0.51       0.44
   Net realized and unrealized
     gain on investments.................      0.29      0.32      0.03       0.67
                                            -------   -------   -------     -------
     Total from Investment Operations:...      0.79      0.80      0.54       1.11
                                            -------   -------   -------     -------
Less Dividends:
   Dividends from net investment income..     (0.50)    (0.50)    (0.51)     (0.44)
   Dividends from net realized capital gains  (0.02)    (0.04)    (0.05)        --
                                            -------   -------   -------     -------
      Total Dividends:...................     (0.52)    (0.54)    (0.56)     (0.44)
                                            -------   -------   -------     -------
Net increase (decrease) in net asset value     0.27      0.26     (0.02)      0.67
                                            -------   -------   -------     -------
Net Asset Value, End of Period...........   $ 11.18   $ 10.91   $ 10.65     $10.67
                                            =======   =======   =======     =======

Total Return (2).........................      7.35%     7.78%     5.22%     11.29%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)........   $20,210   $17,134   $14,900     $10,850
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver................      4.52%     4.50%     4.78%      5.13%*
   Operating expenses including
     reimbursement/waiver................      0.81%     0.83%     0.77%      0.40%*
   Operating expenses excluding
     reimbursement/waiver................      1.23%     1.34%     1.34%      2.25%*
Portfolio Turnover Rate..................        41%       19%       13%        34%**

--------------------------------------------------------------------------------

 *  Annualized

**  Not Annualized

(1) The Fund commenced operations on December 20, 1994.

(2) Calculation does not include the effect of any sales charge for Retail A Shares.

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended October 31, 1998, 1997 and 1996 and for the period ended October 31, 1995 were $0.45, $0.43, $0.45 and $0.28, respectively.

                       See Notes to Financial Statements.

---------------
THE GALAXY FUND    NOTES TO FINANCIAL STATEMENTS
---------------

1. Organization

  The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered twenty-nine managed investment portfolios. The accompanying financial statements and financial highlights are those of the Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds (individually, a "Fund", collectively, the "Funds") only.

  Each Fund is authorized to issue two series of shares (Trust Shares and Retail A Shares), except for the Tax-Exempt Bond Fund, which is authorized to issue three series of shares (Trust Shares, Retail A Shares and Retail B Shares). As of October 31, 1998, the Rhode Island Municipal Bond Fund has offered only Retail A Shares. Trust Shares, Retail A Shares and Retail B Shares are substantially the same except that (i) Retail A Shares are subject to a maximum 3.75% front-end sales charge, (ii) Retail B Shares are subject to a maximum 5.00% contingent deferred sales charge, and (iii) each series of shares bears the following series specific expenses: distribution fees and/or shareholder servicing and related fees and transfer agency charges. Six years after purchase, Retail B Shares will convert automatically to Retail A Shares.

2. Significant Accounting Policies

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of their financial statements.

  Portfolio Valuation: Investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees. When, in the judgment of the service, quoted bid prices are readily available and are representative of the bid side of the market, investments are valued at the mean between quoted bid prices and asked prices. Other investments are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type; indications as to values from dealers; and general market conditions. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

  Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest and dividend income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.

  Dividends to Shareholders: Dividends from net investment income are determined separately for each series and are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

  Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  Federal Income Taxes: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify or continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October
31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is recorded.

  Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

---------------
THE GALAXY FUND    NOTES TO FINANCIAL STATEMENTS (continued)
---------------

  In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

  Organization Costs: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. In the event that any of the initial shares purchased by a Fund's sponsor are redeemed during such period by any holder thereof, the Fund involved will be reimbursed by such holder for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

  When-Issued Securities: Each Fund may purchase and sell securities, such as municipal obligations, on a "when-issued" basis. Delivery of the security and payment take place after the date of the commitment to purchase and such securities are subject to market fluctuations during this period. The fair value of these securities is determined in the same manner as other municipal obligations. The Trust's custodian will set aside cash or liquid portfolio securities equal to the amount of the when-issued commitment in a separate account.

3. Investment Advisory, Administration, Distribution
   Shareholder Services and Other Fees

  The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor" or "Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., and affiliate of the Fund, are parties to an investment advisory agreement under which the Investment Advisor provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund (See Note 4).

  The Trust and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which Investor Services Group (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate, effective September 10, 1998, of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust with an October 31 fiscal year (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets and 0.0575% of combined average daily net assets in excess of $18 billion. Prior to September 10, 1998, Investor Services Group received administration fees at the annual rate of 0.09% of the first $2.5 billion of combined average daily net assets of the Funds and the other funds offered by the Trust, 0.085% of the next $2.5 billion of combined average daily net assets and 0.075% of combined average daily net assets over $5 billion.

  In addition, Investor Services Group also provides certain fund accounting, custody administration and transfer agency services in accordance with certain fee arrangements. Pursuant to such fee arrangements, Investor Services Group compensates The Chase Manhattan Bank, the Trust's custodian bank, for its services.

  First Data Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of Investor Services Group and an indirect wholly-owned subsidiary of First Data Corporation, serves as the exclusive distributor of the Trust's shares.

  The Trust has adopted a shareholder services plan ("Services Plan") with respect to Retail A Shares and Trust Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail A Shares at an aggregate annual rate not to exceed 0.30% of the average daily net asset value of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.15% of the average daily net asset value of the outstanding Retail A Shares beneficially owned by such customers. No fees were charged under the Services Plan with respect to the Rhode Island Municipal Bond Fund for the year ended October 31, 1998.

  The Trust has adopted a distribution and shareholder services plan (the "12b-1 Plan") with respect to Retail B

---------------
THE GALAXY FUND    NOTES TO FINANCIAL STATEMENTS (continued)
---------------

  Shares of the Tax-Exempt Bond Fund. Under the 12b-1 Plan, the Trust may pay
(i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments under the 12b-1 Plan for distribution services are being made solely to broker-dealer affiliates of Fleet Bank and payments under the 12b-1 Plan for shareholder liaison and shareholder administrative support services are being made solely to Fleet Bank and its affilitates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily net assets attributable to each of the Fund's outstanding Retail B Shares. The fees for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.15% and 0.15%, respectively, of the average daily net assets attributable to the Fund's outstanding Retail B Shares owned of record or beneficially by customers of institutions. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.15% of the average daily net asset value of Retail B Shares owned of record or beneficially by customers of institutions. For the year ended October 31, 1998, the Funds accrued fees under the Services Plan and 12b-1 Plan as follows:

                                              12b-1 Plan
                               Services       ----------
 Fund                            Plan    Services   Distribution
 ----                            ----    ---------  ------------
Tax-Exempt Bond .............. $38,181   $ 3,555    $15,405
New Jersey Municipal Bond ....     386       N/A        N/A
New York Municipal Bond ......  64,145       N/A        N/A
Connecticut Municipal Bond ...  37,207       N/A        N/A
Massachusetts Municipal Bond .  58,742       N/A        N/A
Rhode Island Municipal Bond ..      --       N/A        N/A

Retail A Shares, Retail B Shares and Trust Shares of the Funds each bear series specific transfer agent charges based upon the number of shareholder accounts for each series. For the year ended October 31, 1998, transfer agent charges for each series were as follows:

Fund                              Retail A  Retail B    Trust
----                              --------  --------    -----
Tax-Exempt Bond ..............  $ 20,442    $  868    $ 127
New Jersey Municipal Bond ....     3,676       N/A       25
New York Municipal Bond ......    24,356       N/A       84
Connecticut Municipal Bond ...    16,947       N/A       65
Massachusetts Municipal Bond .    14,605       N/A       61
Rhode Island Municipal Bond ..     5,001       N/A       --

  Certain officers of the Trust may be officers of the Administrator. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Advisor serves as an officer, trustee or employee of the Trust. Effective March 5, 1998, each Trustee is entitled to receive for services as a trustee of the Trust, The Galaxy VIP Fund ("VIP") and Galaxy Fund II ("Galaxy II") an aggregate fee of $40,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. Prior to March 5, 1998, each Trustee was entitled to receive for services as a trustee of the Trust, VIP and Galaxy II an aggregate fee of $29,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, VIP and Galaxy II, based on their relative net assets.

  Each Trustee is eligible to participate in The Galaxy Fund/VIP/Galaxy II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

  Expenses for the year ended October 31, 1998 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

4. Waiver of Fees and Reimbursement of Expenses

  The Advisor and/or its affiliates and/or the Administrator voluntarily agreed to waive a portion of their fees and/or reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each Fund. The respective parties, at their discretion, may revise or discontinue the voluntary fee waivers and/or expense reimbursements at any time. For the year ended October 31, 1998, the Investment Advisor and Administrator waived fees and/or reimbursed expenses with respect to the Funds are as follows:

     Fund                             Fees Waived
    ------                            -----------
Tax-Exempt Bond..............          $ 318,713
New Jersey Municipal Bond....             47,418
New York Municipal Bond......            222,468
Connecticut Municipal Bond...            160,488
Massachusetts Municipal Bond.            246,101
Rhode Island Municipal Bond..             80,524

                                       Expenses
     Fund                             Reimbursed
    ------                            -----------
Tax-Exempt Bond................      $   12,427
New Jersey Municipal Bond......           2,729
New York Municipal Bond........           1,784

---------------
THE GALAXY FUND    NOTES TO FINANCIAL STATEMENTS (continued)
---------------

5. Shares of Beneficial Interest

  The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into thirty classes of shares each consisting of one or more series including: Class M - Series 1 Shares (Trust Shares), Class M - Series 2 Shares (Retail A Shares) and Class M - Series 3 Shares (Retail B Shares) - Tax-Exempt Bond Fund; Class Y - Series 1 shares (Trust Shares) and Class Y - Series 2 shares (Retail A Shares) - New Jersey Municipal Bond Fund; Class O - Series 1 Shares (Trust Shares) and Class O - Series 2 Shares (Retail A Shares) - New York Municipal Bond Fund; Class P - Series 1 Shares (Trust Shares) and Class P - Series 2 Shares (Retail A Shares) - Connecticut Municipal Bond Fund; Class Q - Series 1 Shares (Trust Shares) and Class Q - Series 2 Shares (Retail A Shares) - Massachusetts Municipal Bond Fund; and Class R - Series 1 Shares (Trust Shares) and Class R - Series 2 Shares (Retail A Shares) - Rhode Island Municipal Bond Fund.

  Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares bear the expense of payments under the Services Plan, Retail B Shares bear the expense of payments under the 12b-1 Plan and Trust Shares, Retail A Shares and Retail B Shares each bear series specific transfer agent charges as discussed in footnote
3) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

  Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

6. Purchases and Sales of Securities

  The cost of purchases and proceeds from sales of securities, other than short-term investments, for the year ended October 31, 1998 were as follows:

Fund                                Purchases      Sales
----                                ---------      -----
Tax-Exempt Bond..................  $98,831,689   $91,110,351
New Jersey Municipal Bond........   10,450,780     2,114,511
New York Municipal Bond..........   34,903,120    19,738,542
Connecticut Municipal Bond.......   19,661,000    16,744,327
Massachusetts Municipal Bond ....   43,536,767    24,400,769
Rhode Island Municipal Bond .....   10,392,753     7,382,866

  The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation), and cost for all securities as computed on a federal income tax basis at October 31, 1998 for each Fund is as follows:

Fund                              Appreciation   (Depreciation)
----                              ------------   --------------
Tax-Exempt Bond .................. $8,277,606    $   (99,595)
New Jersey Municipal Bond ........    189,313         (6,221)
New York Municipal Bond ..........  4,426,382         (9,244)
Connecticut Municipal Bond .......  2,173,035        (10,868)
Massachusetts Municipal Bond .....  2,418,817        (18,024)
Rhode Island Municipal Bond ......  1,024,361         (3,835)

Fund                                    Net             Cost
----                                    ---             ----
Tax-Exempt Bond ..................  $8,178,011     $152,974,031
New Jersey Municipal Bond ........     183,092        8,504,936
New York Municipal Bond ..........   4,417,138       77,592,892
Connecticut Municipal Bond .......   2,162,167       36,194,460
Massachusetts Municipal Bond .....   2,400,793       64,327,760
Rhode Island Municipal Bond ......   1,020,526       19,420,016

  At October 31, 1998, the following Funds had capital loss carryforwards:

Fund                                 Amount        Expiration
----                                 ------        ----------
New Jersey Municipal Bond ........  $    687          2006
New York Municipal Bond ..........   490,748          2003
                                      16,589          2004
Connecticut Municipal Bond .......    31,295          2002
                                     685,391          2003
                                      82,263          2005
Massachusetts Municipal Bond .....   286,989          2003

7. Concentration of Credit

  The New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds invest primarily in debt obligations issued by the State of New Jersey, the State of New York, the State of Connecticut, the Commonwealth of Massachusetts and the State of Rhode Island, respectively, and their respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Funds, as non-diversified investment portfolios, are more susceptible to economic and political factors adversely affecting issuers of each respective state's specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

---------------
THE GALAXY FUND    NOTES TO FINANCIAL STATEMENTS (continued)
---------------

Tax Information (unaudited)

  During the fiscal year ended October 31, 1998, the Funds earned the following percent of their income from municipal obligations which generally qualify as exempt from federal and state taxation:

     Fund                                        Income
     -----                                     ----------
Tax-Exempt Bond.............................    100.00%
New Jersey Municipal Bond...................    100.00%
New York Municipal Bond.....................    100.00%
Connecticut Municipal Bond..................    100.00%
Massachusetts Municipal Bond................    100.00%
Rhode Island Municipal Bond.................    100.00%

During the fiscal year ended October 31, 1998, the following Funds made distributions from long-term capital gains as follows:

     Fund                                        Amount
    -----                                       ---------
Tax-Exempt Bond.............................    $506,100
Rhode Island Municipal Bond.................      17,960

                        REPORT OF INDEPENDENT ACCOUNTANTS

To Shareholders and the Board of Trustees of The Galaxy Fund:

         In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund (six series of The Galaxy Fund) at October 31, 1998, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of The Galaxy Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
December 23, 1998

-----------
SHAREHOLDER
SERVICES
-----------

[start sidebar]
"A well-balanced asset
allocation plan may help
to control your risk
while pursuing
your goals."
[end sidebar]

AUTOMATIC INVESTMENT PROGRAM

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, savings or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.

DIVERSIFICATION

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of nearly everyone.

EXCHANGE PRIVILEGES

As your investment needs change, you can conveniently exchange your shares in one fund for shares in another fund within the same share class.

QUARTERLY MAGAZINE

Service also means giving you the practical information you need, in language you can understand, to make smart investment decisions. The quarterly magazine, Galaxy Observer, brings news, strategies and simple, straight-forward explanations of investment basics and terminology.

CONSOLIDATED STATEMENTS

Timely, comprehensive mutual fund account statements offer detailed information on your individual account. If you have a Fleet One, Fleet Gold, or a Fleet Private Banking Account, your Galaxy Fund information can be added to these statements.

24-HOUR ACCESS TO REGISTERED REPRESENTATIVES

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and service. Call 1-877-BUY-GALAXY (289-4252) for information on initial purchases and current performance.

CUSTOMER SERVICE

Quality customer service is only a phone call away. Call 1-877-BUY-GALAXY (289-4252) between 8 a.m. and 6 p.m. to arrange bank wires, or to make telephone exchanges and redemptions.

--------------------------------------------------------------------------------
Certain shareholder services may not be available to Trust Share investors. Please consult the Fund Prospectus.

* Shares of the Funds are distributed through First Data Distributors, Inc., member NASD and SIPC. Investment Specialists are registered representatives of FIS Securities, Inc., Fleet Enterprises, Inc., or Quick & Reilly, Inc., members NASD and SIPC.

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

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